UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 – April 30, 2016

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2016

Vanguard International Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard International Value Fund	-2.48%
MSCI All Country World Index ex USA	-1.75
International Funds Average	-2.59
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$33.22	$31.71	$0.662	$0.000

1

Chairman’s Letter

Dear Shareholder,

International stocks lost ground over the six months ended April 30, 2016, as investors’ concerns persisted that slow growth in China and historically low oil prices would affect economies globally. A significant market comeback in March and April wasn’t enough to overcome four straight months of setbacks.

Vanguard International Value Fund didn’t quite keep pace with the broader international market. The fund returned –2.48%, trailing the –1.75% return of its benchmark, the MSCI All Country World Index ex USA, but finishing a touch ahead of the average return of its international fund peers.

The advisors’ holdings in the developed markets of Europe and the Pacific region hurt results, while their emerging markets stocks helped. In terms of sectors, the advisors’ success in telecommunication services couldn’t offset disappointments in financials, health care, and information technology.

In a reversal from recent periods, currency effects bolstered international markets. Most notably, the dollar’s weakness against the Japanese yen and the euro lifted returns for U.S.-based investors.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

2

After struggling during the first four months of the period, U.S. stocks rebounded. Most of the surge came in March as investors cheered the Federal Reserve’s indication that it would raise interest rates fewer times in 2016 than originally anticipated. Continued aggressive stimulus by central banks in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially in Europe, notched weak results, while emerging markets slightly advanced.

Bonds proved attractive with help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

Even though the Fed raised short-term rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still historically low, restraining returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%, boosted by favorable currency effects. Even without this currency benefit, international bond returns were solid.

Its long-term record is solid, but the fund has had recent challenges
The International Value Fund’s advisors––Lazard Asset Management, Edinburgh Partners, and ARGA Investment Management––create and maintain a portfolio that often diverges in makeup and performance from the benchmark they’re trying to beat. Although the advisors’ approaches to value investing differ, all three seek to identify undervalued companies with the potential to ultimately deliver strong results.

Periods of short-term pain are sometimes a prerequisite when striving to boost longer-term performance. Patience, of course, is a necessary part of value investing, as the path from potential to actual can take time and involves challenges and obstacles. In their efforts to avoid missteps, your fund’s advisors conduct elaborate research and apply careful screening methods to filter out companies that don’t meet their criteria.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.46%	1.37%
The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: International Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

Over a challenging six months for international stocks, the fund had disappointing results. International Value’s holdings in Europe, which made up about half the portfolio, returned about –5% and slightly trailed those of the benchmark. Financial companies from the United Kingdom and Swiss financial and health care companies were among the notable detractors as Europe’s negative interest rates and the uncertain investment outlook weighed on returns. More impressive showings came from Dutch and British media companies in the consumer discretionary sector.

The fund also produced mixed but overall negative results in the developed markets of the Pacific region, which returned about –3%. Outcomes in Japan ranged from impressive in telecommunications services to subpar in financials. (Japan and the United Kingdom constitute the two largest country allocations in the fund.)

Results in emerging markets offset some of the weakness. The fund’s emerging-market stocks returned nearly 7%, compared with about 1% for those in the benchmark. Strong performers included Chinese technology stocks; Indonesian telecommunications services companies; Brazilian utilities; and Russian energy, financials, and telecom firms. China remains a trouble spot, and the advisors avoided its slumping financial sector.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital regardless of a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 13, 2016

Advisors’ Report

For the six months ended April 30, 2016, Vanguard International Value Fund returned –2.48%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 19, 2016.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	3,078	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	32	2,526	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	25	1,990	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its valuation-focused process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	4	229	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

8

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry,
Managing Director

Michael A. Bennett, CPA,
Managing Director

International equities declined during the period, which was punctuated by volatility. However, economic data in the latter part of the half year improved sentiment and market returns.

With another round of stimulus measures from China, “noise” around cuts in oil production, and some better short-term U.S. industrial data, initially weak commodities rebounded in the later months. Commodity-related stocks in energy, materials, and industrials also rebounded. Previously lagging emerging markets have outperformed so far in 2016.

The U.S. dollar weakened as investors started to question the likely speed and extent of further U.S. interest rate increases. The Bank of Japan’s January decision to follow the European Central Bank in moving to negative interest rates perplexed many investors and may have led to some unintended consequences: The Japanese yen strengthened amid risk aversion, and banks fell sharply because of fears that profit margins would be eroded, not just in Japan but also in most developed markets.

Health care companies declined amid political noise about high drug prices, while traditionally defensive sectors such as utilities, telecommunication services, and consumer staples held up in the weak market.

In telecom, shares of Indonesian mobile phone operator Telekomunikasi rose as net income increased 20% in the past year and the dividend grew. Japanese mobile telecom company KDDI advanced as investors expect higher revenues and lower promotional costs.

In the consumer sectors, Dutch business information-services provider Wolters Kluwer performed well given accelerating growth, while British competitor Informa rose amid strong earnings and a commitment to increase its dividend. Shares of Japan Tobacco surged as the Ministry of Finance approved a price increase for Mevius, its main domestic cigarette brand.

Stock selection in emerging markets benefited the portfolio as BB Seguridade, SABESP, Taiwan Semiconductor, and KOC Holding all rebounded.

In contrast, stock selection in health care detracted from relative returns. Shares of Swiss pharmaceutical company Novartis declined as revenue decreased in its eye-care unit, Alcon, and British pharmaceutical company Shire slid as investors didn’t welcome its acquisition

9

of Baxalta. Overall weakness in health care pressured the portfolio’s holdings in the sector, driven in part by rising political concerns involving U.S. drug pricing.

Low exposure to, and selection in, energy also detracted as shares of Canadian exploration and production company Encana (which was sold during the period) declined as the price of oil fell. Low exposure to the strongly performing materials sector also hurt relative returns.

Recent recoveries in commodity prices and the weakening of the U.S. dollar are providing some relief to beleaguered credit markets and to many emerging-market countries. However, growth remains challenged in developed markets and fragile in emerging markets, while credit has grown to worrisome proportions.

Consumers broadly look better positioned in developed markets, and there are a few signs of labor tightness in the United States and Japan. Many areas in technology and health care remain strong. Generally, corporates are healthy, but profit forecasts, and in some cases margins, are under pressure in some areas. Credit is also showing signs of deterioration, raising the cost of capital. Many share prices still appear dependent on both some level of economic recovery and a continuation of low interest rates. This is dangerous, as over the medium term, that is an unlikely combination.

The portfolio teams continue to focus on selection, seeking stocks with sustainably high or improving returns trading at attractive valuations. We remain confident that the portfolio’s track record will persist in a variety of market conditions.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

Markets were particularly volatile over the six months as investor sentiment waxed and waned. In the early part of 2016, principal concerns involved monetary policy in Europe and Japan.

To encourage increased bank lending, the European and Japanese central banks independently continued down the road of negative interest rates. Although the direct effect on bank profitability was not hugely significant, the psychological effect was substantial, triggering market worries about the financial sector specifically and growth prospects generally. In our view, both reactions were overstated. Underlying economic growth will continue at a pedestrian pace, and incomes will gradually begin to pick up. As a consequence, we see potential for a rapid recovery in financial share prices when sentiment reverses.

10

Outside the financial sector, the most interesting movements have been in energy. The excess of supply is not enormous, and in the medium term it is likely to be absorbed by economic growth. With industry cash-flow breakeven exceeding $50 per barrel, we can expect energy prices to continue to creep up. Opportunities emerged over the six months, and as a result the portfolio has added TOTAL and increased its BP holding.

Share price performance in health care has been lackluster in recent years, and consequently valuations have continued to improve. With strong balance sheets, moderate growth, and sustainable dividend yields, the major pharmaceutical companies look to be good value, notwithstanding some concerns generated by the U.S. political process.

Asian emerging markets may provide additional investment opportunities as concerns about China’s growth begin to abate. The portfolio has exposure, but more holdings are likely to be added as valuations permit.

We are comfortable with the portfolio structure and its exposure to financials, health care, and energy. As noted, we anticipate that exposure to Asian emerging markets may increase. However, equity markets as a whole remain relatively fully priced, and we believe it is important to be particularly disciplined about valuation. This means there may be periods when cash levels creep higher while we wait for appropriate entry points.

ARGA Investment Management, LP

Portfolio Managers: A. Rama Krishna, CFA,

Founder and Chief Investment Officer Steven Morrow, CFA, Director of Research

International equity markets were volatile during the six months, finishing modestly lower. A sharp correction in the period’s first half was followed by an almost equally strong recovery in the second, driven by dovish Federal Reserve commentary, stabilizing earnings expectations, and rebounding commodity prices.

ARGA seeks to maximize returns by investing in companies that trade at discounts to their intrinsic values. These discounted valuations typically stem from macroeconomic, regulatory, industry, or company-specific stress. Investors often overreact to such stress, allowing us to purchase companies with strong franchises at low valuations––then profit when those valuations recover.

ARGA’s investment activity in the energy sector highlights this approach. As oil prices plummeted in 2015, energy company earnings, returns, and stock prices collapsed. Our valuation models suggested that the market was pricing in very impaired industry returns long-term. Our analysis of more than 100 years of industry data showed that energy returns always normalized after price plunges, even when oil prices failed to recover. Such normalization is driven by aggressive

11

action by energy companies to cut costs, pursue efficiencies, consolidate, and become more capital-disciplined, signifying a focus on returns over growth. Our research confirms that in the recent downturn, companies have begun this process through substantial capital expenditure cuts and restructuring.

Building return normalization into our valuation models led to intrinsic value estimates for select energy companies far above then-current market prices, implying significant investment opportunity. So as energy stocks collapsed in late 2015 and early 2016, we added to our already elevated energy exposure, focusing on companies capable of weathering even a prolonged downturn.

Disciplined adherence to this approach has begun to show results. Over the period, our energy exposure boosted portfolio performance. As energy valuations still have a ways to recover, consumer discretionary and emerging-market holdings made the largest contribution.

Also demonstrating our valuation approach is a significant new position in the Japanese telecom sector. Noting that the value of its listed investment holdings exceeded the company’s market capitalization, we were able to purchase this strongly cash-generative business at a significant discount.

Our portfolio of attractively valued international companies offers strong future returns as valuations recover.

12

International Value Fund

Fund Profile
As of April 30, 2016

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	154	1,847
Median Market Cap	$30.3B	$28.4B
Price/Earnings Ratio	20.2x	18.6x
Price/Book Ratio	1.4x	1.5x
Return on Equity	13.3%	15.0%
Earnings Growth
Rate	8.8%	7.4%
Dividend Yield	3.0%	3.2%
Turnover Rate
(Annualized)	25%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.46%	—
Short-Term Reserves	1.8%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.3%	11.6%
Consumer Staples	9.5	11.0
Energy	10.9	6.7
Financials	20.9	25.9
Health Care	9.2	9.0
Industrials	10.9	11.5
Information Technology	8.9	8.0
Materials	4.2	7.4
Telecommunication Services	7.7	5.3
Utilities	2.5	3.6

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.96
Beta	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Novartis AG	Pharmaceuticals	2.2%
Royal Dutch Shell plc	Integrated Oil & Gas	2.0
KDDI Corp.	Wireless
	Telecommunication
	Services	1.9
Japan Tobacco Inc.	Tobacco	1.9
BP plc	Integrated Oil & Gas	1.8
TOTAL SA	Integrated Oil & Gas	1.7
BHP Billiton	Diversified Metals &
	Mining	1.5
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	1.5
Samsung Electronics Co.	Technology
Ltd.	Hardware, Storage &
	Peripherals	1.5
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.4
Top Ten		17.4%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratio was 0.45%.

13

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	22.9%	13.9%
Germany	6.5	6.5
Switzerland	6.2	6.4
France	5.4	7.1
Belgium	1.6	1.0
Spain	1.5	2.3
Netherlands	1.4	2.1
Finland	1.4	0.7
Sweden	1.3	2.1
Denmark	1.1	1.4
Other	1.3	2.7
Subtotal	50.6%	46.2%
Pacific
Japan	22.0%	16.5%
South Korea	4.1	3.3
Hong Kong	3.7	2.3
Australia	1.4	5.2
Singapore	1.2	0.9
Other	0.0	0.1
Subtotal	32.4%	28.3%
Emerging Markets
Brazil	2.1%	1.6%
China	2.1	5.1
Turkey	1.5	0.3
Russia	1.5	0.9
Taiwan	1.4	2.5
Thailand	1.2	0.5
Other	2.4	7.0
Subtotal	12.2%	17.9%
North America
United States	2.3%	0.0%
Canada	1.4	6.9
Subtotal	3.7%	6.9%
Middle East
Israel	1.1%	0.5%
Other	0.0%	0.2%

14

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	-10.66%	1.34%	1.64%

See Financial Highlights for dividend and capital gains information.

15

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.4%)[1]
Australia (1.0%)
BHP Billiton Ltd.	3,051,205	47,650
Woodside Petroleum Ltd.	1,462,441	31,311
* South32 Ltd.	14,073	18
		78,979
Belgium (1.5%)
Anheuser-Busch InBev SA	769,275	95,432
KBC Groep NV	414,579	23,325
		118,757
Brazil (2.1%)
BB Seguridade
Participacoes SA	7,200,100	62,805
Cia de Saneamento
Basico do Estado de
Sao Paulo	4,022,500	30,877
Ambev SA	4,998,600	28,181
* Petroleo Brasileiro SA
ADR	4,349,900	25,665
Estacio Participacoes SA	3,857,000	13,312
		160,840
Canada (1.3%)
Canadian Natural
Resources Ltd.	2,087,100	62,678
Potash Corp. of
Saskatchewan Inc.	2,224,300	39,355
		102,033
China (2.0%)
* Baidu Inc. ADR	291,060	56,553
China Shenhua Energy
Co. Ltd.	28,319,500	47,686
Lenovo Group Ltd.	50,174,000	39,692
* Autohome Inc. ADR	488,936	14,453
		158,384
Denmark (1.1%)
Novo Nordisk A/S Class B	881,069	49,194
Carlsberg A/S Class B	341,614	33,301
		82,495

			Market
			Value•
		Shares	($000)
Finland (1.3%)
	Nokia Oyj	10,546,558	62,262
	Sampo Oyj Class A	983,154	43,004
			105,266
France (5.0%)
	TOTAL SA	2,600,476	131,431
	BNP Paribas SA	1,219,150	64,565
	Valeo SA	275,785	43,745
^	Vinci SA	545,329	40,730
^	ArcelorMittal	6,457,900	36,456
^	Vallourec SA	6,937,210	36,126
^	Vivendi SA	968,820	18,611
^	Engie SA	965,914	15,931
			387,595
Germany (6.0%)
	Bayer AG	839,848	97,059
	Siemens AG	646,507	67,656
	E.ON SE	6,285,881	65,148
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	315,465	58,647
	Commerzbank AG	5,521,923	51,781
	Fresenius Medical Care
	AG & Co. KGaA	554,914	48,299
*	RWE AG	1,672,495	25,059
	Continental AG	112,095	24,685
	GEA Group AG	519,179	24,126
	METRO AG	246,657	7,869
			470,329
Hong Kong (3.6%)
	Swire Pacific Ltd.
	Class A	6,451,850	69,994
	Galaxy Entertainment
	Group Ltd.	18,827,000	63,282
	CK Hutchison Holdings
	Ltd.	5,040,692	60,305
	Melco Crown
	Entertainment Ltd. ADR	2,370,800	35,088

16

International Value Fund

		Market
		Value•
	Shares	($000)
Li & Fung Ltd.	38,162,000	23,601
Sands China Ltd.	4,822,800	17,182
* Esprit Holdings Ltd.	9,909,234	8,669
* Global Brands Group
Holding Ltd.	7,314,000	865
		278,986
India (0.5%)
HCL Technologies Ltd.	3,526,756	39,815

Indonesia (0.7%)
* Telekomunikasi Indonesia
Persero Tbk PT ADR	997,469	53,235

Ireland (0.3%)
Ryanair Holdings plc ADR	309,984	25,093

Israel (1.1%)
Teva Pharmaceutical
Industries Ltd. ADR	821,045	44,706
* Check Point Software
Technologies Ltd.	517,100	42,852
		87,558
Italy (0.3%)
^ Banca Mediolanum SPA	2,972,415	24,510

Japan (20.8%)
KDDI Corp.	5,285,800	152,261
Japan Tobacco Inc.	3,662,600	149,646
SoftBank Group Corp.	2,182,300	117,343
Sumitomo Mitsui
Financial Group Inc.	3,640,900	109,561
Nippon Telegraph &
Telephone Corp.	2,141,800	95,846
East Japan Railway Co.	941,200	82,803
Daiwa House Industry
Co. Ltd.	2,960,600	79,098
Panasonic Corp.	8,435,300	75,227
Daihatsu Motor Co. Ltd.	5,405,600	72,138
Omron Corp.	2,189,200	69,478
Sumitomo Mitsui Trust
Holdings Inc.	21,188,000	65,129
Toyota Motor Corp.	1,254,900	63,611
Mitsubishi Corp.	3,537,200	59,455
Makita Corp.	846,700	53,413
Sumitomo Electric
Industries Ltd.	4,439,000	53,400
Nomura Holdings Inc.	12,169,400	51,705
DeNA Co. Ltd.	2,963,900	49,881
Takashimaya Co. Ltd.	6,314,000	46,097
Seven & i Holdings Co.
Ltd.	954,783	38,958
Ryohin Keikaku Co. Ltd.	141,200	31,454
Sony Corp.	1,239,700	30,028
FANUC Corp.	187,800	27,742

		Market
		Value•
	Shares	($000)
Honda Motor Co. Ltd.	827,700	22,336
Sumitomo Corp.	1,655,800	17,506
Yamato Kogyo Co. Ltd.	701,000	16,456
		1,630,572
Netherlands (1.3%)
Unilever NV	1,239,351	53,986
^ Wolters Kluwer NV	1,220,288	46,484
		100,470
Norway (0.6%)
Telenor ASA	1,704,543	29,329
^ TGS Nopec Geophysical
Co. ASA	935,448	15,606
		44,935
Other (0.4%)
2 Vanguard FTSE All-World
ex-US ETF	718,406	31,653

Philippines (0.3%)
Alliance Global
Group Inc.	72,775,600	22,469

Russia (1.5%)
Gazprom PAO ADR
(London Shares)	9,420,057	48,947
Sberbank of Russia PJSC
ADR	3,063,163	24,628
Lukoil PJSC ADR	466,261	19,866
Mobile TeleSystems
PJSC ADR	1,743,447	16,144
Gazprom PAO ADR	740,167	3,842
		113,427
Singapore (1.1%)
DBS Group Holdings Ltd.	4,684,000	52,981
Genting Singapore plc	58,872,000	35,536
		88,517
South Africa (0.9%)
^ Sanlam Ltd.	7,414,619	36,008
Mr Price Group Ltd.	1,366,036	17,366
Nampak Ltd.	9,750,690	16,678
		70,052
South Korea (4.0%)
Samsung Electronics Co.
Ltd.	104,786	114,199
E-MART Inc.	380,476	61,113
SK Hynix Inc.	1,863,063	45,697
Hyundai Mobis Co. Ltd.	149,268	34,019
Shinhan Financial Group
Co. Ltd.	561,096	20,573
Hana Financial Group Inc.	891,981	20,002
Hyundai Home Shopping
Network Corp.	141,604	16,579
		312,182

17

International Value Fund

		Market
		Value•
	Shares	($000)
Spain (1.4%)
Banco Santander SA	12,988,665	65,961
Red Electrica Corp. SA	472,021	42,215
		108,176
Sweden (1.3%)
^ Assa Abloy AB Class B	3,057,883	64,253
Swedbank AB Class A	1,671,348	36,082
		100,335
Switzerland (6.0%)
Novartis AG	2,247,102	171,009
Roche Holding AG	234,346	59,292
Actelion Ltd.	361,949	58,665
ABB Ltd.	2,756,144	58,348
Credit Suisse Group AG	3,376,710	51,388
* LafargeHolcim Ltd.	884,062	44,889
Cie Financiere Richemont
SA	319,810	21,325
GAM Holding AG	577,710	7,548
		472,464
Taiwan (1.3%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,463,704	103,207

Thailand (1.2%)
Bangkok Bank PCL	13,166,800	61,710
Kasikornbank PCL
(Foreign)	6,073,300	28,968
		90,678
Turkey (1.5%)
* Turkcell Iletisim
Hizmetleri AS	10,316,980	44,646
KOC Holding AS	7,732,365	40,401
Turkiye Halk Bankasi AS	8,563,897	32,889
		117,936
United Kingdom (21.8%)
Royal Dutch Shell plc
Class A (Amsterdam
Shares)	3,802,694	100,460
Carnival plc	1,779,082	88,739
British American
Tobacco plc	1,358,260	82,816
BP plc ADR	2,196,186	73,747
Prudential plc	3,724,739	73,525
BHP Billiton plc	5,368,213	73,354

			Market
			Value•
		Shares	($000)
	AstraZeneca plc	1,227,908	70,449
	BP plc	12,540,598	69,091
	Vodafone Group plc	19,784,694	63,743
*	Tesco plc	24,017,376	60,381
	Royal Dutch Shell plc
	Class A	1,998,307	52,342
	Unilever plc	1,171,119	52,328
	Lloyds Banking Group
	plc	51,660,286	50,705
	Rolls-Royce Holdings plc	5,167,099	50,691
	Compass Group plc	2,810,626	50,053
*	Royal Bank of Scotland
	Group plc	14,611,000	49,157
	Shire plc	776,498	48,455
	WPP plc	1,959,585	45,781
	Wolseley plc	811,213	45,438
	RSA Insurance Group plc	6,671,056	44,811
	Standard Chartered plc	5,353,229	43,268
	Informa plc	4,506,338	43,173
*	Serco Group plc	29,728,498	41,822
	HSBC Holdings plc	5,877,471	38,949
	Mediclinic International
	plc	2,825,842	37,389
	RELX NV	2,063,199	36,552
	London Stock Exchange
	Group plc	854,524	33,943
	Associated British Foods
	plc	695,823	31,215
*,3	Worldpay Group plc	7,739,003	30,183
	Barclays plc	11,772,753	29,559
	Rexam plc	3,011,004	27,538
	Signet Jewelers Ltd.	202,410	23,133
	Ashtead Group plc	1,532,259	20,378
	Petrofac Ltd.	1,590,239	19,702
			1,702,870
United States (2.2%)
	Aon plc	458,755	48,224
*	Michael Kors Holdings Ltd.	849,100	43,865
*	Weatherford International
	plc	10,092,000	82,048
			174,137
Total Common Stocks
(Cost $7,945,132)			7,457,955

18

International Value Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (6.4%)[1]
Money Market Fund (6.2%)
[4,5] Vanguard Market
Liquidity Fund,
0.495%	482,835,671	482,836

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
6 United States Treasury
Note/Bond, 0.375%,
5/31/16	14,954	14,954
United States Treasury
Note/Bond, 3.250%,
5/31/16	4,700	4,711
		19,665
Total Temporary Cash Investments
(Cost $502,501)		502,501
Total Investments (101.8%)
(Cost $8,447,647)		7,960,456

		Amount
		($000)
Other Assets and Liabilities (-1.8%)
Other Assets
Investment in Vanguard		637
Receivables for Investment Securities Sold 16,511
Receivables for Accrued Income		45,860
Receivables for Capital Shares Issued		4,747
Other Assets		42,820
Total Other Assets		110,575

Amount
($000)
Liabilities
Payables for Investment Securities
Purchased	(48,518)
Collateral for Securities on Loan	(162,715)
Payables to Investment Advisor	(3,740)
Payables for Capital Shares Redeemed	(10,014)
Payables to Vanguard	(18,405)
Other Liabilities	(5,062)
Total Liabilities	(248,454)
Net Assets (100%)
Applicable to 246,700,995 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,822,577
Net Asset Value Per Share	$31.71

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,431,865
Undistributed Net Investment Income	45,484
Accumulated Net Realized Losses	(175,584)
Unrealized Appreciation (Depreciation)
Investment Securities	(487,191)
Futures Contracts	2,074
Forward Currency Contracts	4,721
Foreign Currencies	1,208
Net Assets	7,822,577

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $154,140,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 3.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the value of this security represented 0.4% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $162,715,000 of collateral received for securities on loan.
6 Securities with a value of $14,000,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	97,216
Interest[2]	550
Securities Lending	1,504
Total Income	99,270
Expenses
Investment Advisory Fees—Note B
Base Fee	6,375
Performance Adjustment	1,394
The Vanguard Group—Note C
Management and Administrative	7,972
Marketing and Distribution	548
Custodian Fees	536
Shareholders’ Reports	87
Trustees’ Fees and Expenses	5
Total Expenses	16,917
Net Investment Income	82,353
Realized Net Gain (Loss)
Investment Securities Sold[2]	(122,273)
Futures Contracts	(5,705)
Foreign Currencies and Forward Currency Contracts	(955)
Realized Net Gain (Loss)	(128,933)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(149,263)
Futures Contracts	(5,332)
Foreign Currencies and Forward Currency Contracts	7,892
Change in Unrealized Appreciation (Depreciation)	(146,703)
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,283)
1 Dividends are net of foreign withholding taxes of $9,780,000.
2 Dividend income, interest income, and realized gain (loss) from affiliated companies of the fund were $347,000, $508,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,353	159,684
Realized Net Gain (Loss)	(128,933)	80,124
Change in Unrealized Appreciation (Depreciation)	(146,703)	(855,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,283)	(615,439)
Distributions
Net Investment Income	(158,648)	(213,924)
Realized Capital Gain	—	—
Total Distributions	(158,648)	(213,924)
Capital Share Transactions
Issued	786,988	1,241,161
Issued in Lieu of Cash Distributions	150,128	201,817
Redeemed	(694,204)	(953,508)
Net Increase (Decrease) from Capital Share Transactions	242,912	489,470
Total Increase (Decrease)	(109,019)	(339,893)
Net Assets
Beginning of Period	7,931,596	8,271,489
End of Period[1]	7,822,577	7,931,596
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $45,484,000 and $123,930,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.22	$36.87	$37.12	$29.78	$28.98	$31.92
Investment Operations
Net Investment Income	. 336	. 669	. 977[1]	.757	.804	.843
Net Realized and Unrealized Gain (Loss)
on Investments	(1.184)	(3.373)	(.530)	7.402	.838	(3.103)
Total from Investment Operations	(.848)	(2.704)	.447	8.159	1.642	(2.260)
Distributions
Dividends from Net Investment Income	(. 662)	(. 946)	(. 697)	(. 819)	(. 842)	(. 680)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 662)	(. 946)	(. 697)	(. 819)	(. 842)	(. 680)
Net Asset Value, End of Period	$31.71	$33.22	$36.87	$37.12	$29.78	$28.98

Total Return[2]	-2.48%	-7.43%	1.20%	27.94%	6.00%	-7.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,823	$7,932	$8,271	$8,028	$6,465	$6,553
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.46%	0.44%	0.43%	0.40%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.21%	1.95%	2.64%[1]	2.24%	2.77%	2.59%
Portfolio Turnover Rate	25%	36%	37%	52%	53%	39%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively,
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.03%, 0.01%, (0.03%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

23

International Value Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

24

International Value Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the MSCI All County World Index ex USA for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance relative to the MSCI All County World Index ex USA for the preceding three years. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All County World Index ex USA since October 31, 2012.

25

International Value Fund

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $1,394,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $637,000, representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	834,376	6,600,446	23,133
Temporary Cash Investments	482,836	19,665	—
Futures Contracts—Assets[1]	172	—	—
Futures Contracts—Liabilities[1]	(2,392)	—	—
Forward Currency Contracts—Assets	—	7,391	—
Forward Currency Contracts—Liabilities	—	(2,670)	—
Total	1,314,992	6,624,832	23,133
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $102,234,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

26

International Value Fund

E. At April 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	172	7,391	7,563
Other Liabilities	(2,392)	(2,670)	(5,062)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2016, were:
		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(5,705)	—	(5,705)
Forward Currency Contracts	—	1,196	1,196
Realized Net Gain (Loss) on Derivatives	(5,705)	1,196	(4,509)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(5,332)	—	(5,332)
Forward Currency Contracts	—	6,136	6,136
Change in Unrealized Appreciation (Depreciation) on Derivatives	(5,332)	6,136	804

At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:
				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2016	2,059	70,206	592
Topix Index	June 2016	395	48,972	(148)
FTSE 100 Index	June 2016	525	47,775	775
S&P ASX 200 Index	June 2016	300	29,940	855
				2,074

Unrealized appreciation (depreciation) on open DOW Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At April 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/14/16	JPY	5,565,966	USD	49,714	2,663
Deutsche Bank AG	6/22/16	EUR	33,532	USD	37,229	1,233
Barclays Bank PLC	6/22/16	EUR	28,039	USD	31,784	377
Barclays Bank PLC	6/14/16	JPY	3,261,275	USD	29,345	1,344
Deutsche Bank AG	6/22/16	GBP	20,244	USD	29,304	280
Citibank, N.A.	6/22/16	GBP	14,824	USD	21,540	125
BNP Paribas	6/22/16	EUR	18,224	USD	20,802	100
BNP Paribas	6/22/16	GBP	12,319	USD	17,556	450
Morgan Stanley Capital	6/21/16	AUD	21,165	USD	15,665	392
Goldman Sachs	6/22/16	EUR	12,014	USD	13,663	118
UBS AG	6/21/16	AUD	14,546	USD	11,175	(139)
JPMorgan Chase Bank	6/22/16	GBP	6,607	USD	9,515	140
Citibank, N.A.	6/21/16	AUD	10,947	USD	8,359	(54)
Barclays Bank PLC	6/21/16	AUD	5,927	USD	4,495	1
Goldman Sachs	6/21/16	AUD	2,490	USD	1,886	3
BNP Paribas	6/21/16	AUD	2,343	USD	1,774	4
Citibank, N.A.	6/22/16	USD	18,809	GBP	13,156	(417)
UBS AG	6/22/16	USD	14,054	EUR	12,346	(107)
Barclays Bank PLC	6/22/16	USD	13,548	EUR	11,954	(164)
Citibank, N.A.	6/14/16	USD	12,477	JPY	1,362,010	(340)
Barclays Bank PLC	6/22/16	USD	9,522	GBP	6,603	(128)
JPMorgan Chase Bank	6/14/16	USD	7,920	JPY	889,350	(449)
BNP Paribas	6/22/16	USD	5,796	EUR	5,103	(57)
Goldman Sachs	6/21/16	USD	4,549	AUD	5,953	33
UBS AG	6/14/16	USD	4,124	JPY	463,080	(234)
BNP Paribas	6/21/16	USD	4,034	AUD	5,181	103
BNP Paribas	6/14/16	USD	3,374	JPY	382,060	(221)
Morgan Stanley	6/14/16	USD	3,200	JPY	357,210	(162)
JPMorgan Chase Bank	6/22/16	USD	2,589	GBP	1,817	(67)

28

International Value Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/21/16	USD	2,288	AUD	2,996	16
Barclays Bank PLC	6/21/16	USD	1,759	AUD	2,324	(4)
Barclays Bank PLC	6/14/16	USD	1,663	JPY	188,930	(115)
UBS AG	6/21/16	USD	1,241	AUD	1,651	(12)
Barclays Bank PLC	6/21/16	USD	878	AUD	1,145	9
						4,721
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2016, the counterparty (counterparties) had deposited in segregated accounts securities with a value of $1,667,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2016, the fund realized net foreign currency losses of $2,151,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2015, the fund had available capital losses totaling $50,118,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2016, the cost of investment securities for tax purposes was $8,447,647,000. Net unrealized depreciation of investment securities for tax purposes was $487,191,000, consisting of unrealized gains of $821,217,000 on securities that had risen in value since their purchase and $1,308,408,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2016, the fund purchased $962,665,000 of investment securities and sold $909,507,000 of investment securities, other than temporary cash investments.

29

International Value Fund

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	25,653	35,863
Issued in Lieu of Cash Distributions	4,906	5,845
Redeemed	(22,639)	(27,294)
Net Increase (Decrease) in Shares Outstanding	7,920	14,414

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$975.20	$2.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.63	2.26
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

32

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory arrangements with ARGA Investment Management, LP (ARGA); Edinburgh Partners Limited (Edinburgh Partners); and Lazard Asset Management LLC, (Lazard). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

ARGA. ARGA is an independent investment management firm focused on global equities. ARGA invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its deep-value-oriented process uses a dividend discount model to select stocks that trade at a discount to intrinsic value and can often lead to significant allocations to beaten-down sectors and countries. ARGA has advised a portion of the fund since 2012.

Edinburgh Partners. Founded in 2003, Edinburgh Partners is an independent fund management company specializing in global investment analysis. Edinburgh Partners employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process. The firm conducts scenario analysis to determine the full range of potential outcomes and focuses on long-term, five-year earnings rather than shorter-term results. Edinburgh Partners has advised a portion of the fund since 2008.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation. Lazard heavily utilizes scenario analysis to understand the risks that macroeconomic factors pose to investment theses and the full range of potential outcomes for each holding. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

33

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of ARGA, Edinburgh Partners, or Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for ARGA, Edinburgh Partners, and Lazard. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Managemen tTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062016

Semiannual Report | April 30, 2016

Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	18
Trustees Approve Advisory Arrangement.	20
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Diversified Equity Fund	-2.07%
MSCI US Broad Market Index	0.02
Multi-Cap Core Funds Average	-1.25
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$33.15	$29.71	$0.362	$2.449

1

Chairman’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund returned –2.07% for the six months ended April 30, 2016. The fund lagged its benchmark, the MSCI US Broad Market Index, and the average return of its peers.

As a “fund of funds,” Diversified Equity invests in eight actively managed Vanguard funds selected to ensure that the fund will have broad exposure to all segments of the U.S. equity market. These funds are actively managed by highly regarded investment advisors, each of whom brings years of experience and time-tested investment approaches to your fund.

For the six months, results for the eight funds ranged from about –5% for Vanguard Mid-Cap Growth Fund to less than 1% for Vanguard Growth and Income Fund. Vanguard Explorer™ Fund was the sole fund in the group to outpace its benchmark for the six months.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered

2

the Federal Reserve’s indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with some help from the Fed
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term interest rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal from the trend of recent years, foreign

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

currencies strengthened against the dollar, helping international bonds. Even without this currency benefit, however, international bond returns were solid.

All but one fund underperformed, and this hurt the fund’s returns
As I mentioned earlier, Diversified Equity invests in eight actively managed Vanguard funds. Together, these funds—Growth and Income Fund, Vanguard Morgan™ Growth Fund, Vanguard Windsor™ Fund, Vanguard Windsor II Fund, Vanguard U.S. Growth Fund, Explorer Fund, Vanguard Capital Value Fund, and Mid-Cap Growth Fund—cover the style and capitalization spectrum, investing in growth and value, as well as small-, mid-, and large-cap companies.

For the six months, value stocks outperformed growth stocks, while large-cap stocks generally outpaced their smaller counterparts. Although Diversified Equity’s underlying funds more or less followed these broader market trends, seven of the eight funds failed to keep pace with their respective benchmarks.

Growth and Income, which invests in both growth and value large-cap stocks, registered a slight gain. This fund—Diversified Equity’s largest holding at about 20%—was the only one in the group to close out the period in positive territory.

The three value-oriented funds failed to capitalize on the modest rise of value stocks during the half year. Windsor II—which

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.17%

The acquired fund fees and expenses—drawn from the prospectus dated February 25, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2016, the annualized acquired fund fees and expenses were 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Core Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

invests primarily in large-cap value stocks, or stocks of companies that its advisor believes are inexpensive in relation to company earnings or other metrics—was the trio’s top performer, with an essentially flat return. Windsor, which also focuses on large-cap value stocks, was next in line with a return of about –2%. Capital Value, which focuses mostly on mid-cap value companies, returned about –3%.

Among the growth-oriented funds, Explorer which invests in smaller companies, was the best performer, returning about –2%. Despite its disappointing results, the fund bested its benchmark index, which had an even more sharply negative return.

The lowest returns came from funds that focus on large- and mid-cap growth stocks. U.S. Growth, which favors larger companies, returned a bit more than –4%, while Morgan Growth, which holds stocks of both mid- and large-sized firms, returned a bit less than –4%. Mid-Cap Growth, which focuses on mid-sized companies, returned about –5%.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2016
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.1%	0.28%
Vanguard Windsor Fund Investor Shares	15.1	-2.18
Vanguard Windsor II Fund Investor Shares	15.0	-0.01
Vanguard U.S. Growth Fund Investor Shares	14.8	-3.80
Vanguard Morgan Growth Fund Investor Shares	14.8	-4.32
Vanguard Explorer Fund Investor Shares	10.2	-1.56
Vanguard Mid-Cap Growth Fund	5.0	-5.45
Vanguard Capital Value Fund	5.0	-3.31
Combined	100.0%	-2.07%

6

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital, regardless of a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2016

7

Diversified Equity Fund

Fund Profile
As of April 30, 2016

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,579	3,226
Median Market Cap	$46.7B	$51.6B
Price/Earnings Ratio	20.2x	22.0x
Price/Book Ratio	2.2x	2.7x
Return on Equity	16.5%	16.9%
Earnings Growth
Rate	7.1%	7.8%
Dividend Yield	2.1%	2.1%
Turnover Rate
(Annualized)	14%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	1.31%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.1%
Vanguard Windsor Fund Investor Shares	15.1
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	14.8
Vanguard Morgan Growth Fund Investor
Shares	14.8
Vanguard Explorer Fund Investor Shares	10.2
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	12.1%	13.6%
Consumer Staples	7.3	9.1
Energy	9.1	6.7
Financials	19.7	17.3
Health Care	16.6	14.1
Industrials	10.3	10.9
Information Technology	18.2	19.1
Materials	2.6	3.4
Telecommunication Services	2.2	2.4
Utilities	1.9	3.4
Fund percentages reflect holdings of underlying funds.

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	-3.53%	10.25%	6.26%

See Financial Highlights for dividend and capital gains information.

9

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,639,943	266,859
Vanguard Windsor Fund Investor Shares	10,432,968	200,104
Vanguard Windsor II Fund Investor Shares	5,773,158	198,828
Vanguard U.S. Growth Fund Investor Shares	6,902,359	197,062
Vanguard Morgan Growth Fund Investor Shares	8,143,949	196,839
Vanguard Explorer Fund Investor Shares	1,682,421	135,620
Vanguard Mid-Cap Growth Fund	3,075,488	66,923
Vanguard Capital Value Fund	6,060,191	65,753
Total Investment Companies (Cost $1,014,445)		1,327,988

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		1,079
Receivables for Capital Shares Issued		168
Total Other Assets		1,247
Liabilities
Payables for Capital Shares Redeemed		(1,500)
Other Liabilities		(64)
Total Liabilities		(1,564)
Net Assets (100%)
Applicable to 44,685,154 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,327,671
Net Asset Value Per Share		$29.71

10

Diversified Equity Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	926,653
Undistributed Net Investment Income	20
Accumulated Net Realized Gains	87,455
Unrealized Appreciation (Depreciation)	313,543
Net Assets	1,327,671

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Income Distributions Received	10,450
Net Investment Income—Note B	10,450
Realized Net Gain (Loss)
Capital Gain Distributions Received	95,473
Affiliated Investment Securities Sold	(914)
Realized Net Gain (Loss)	94,559
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(137,333)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,324)

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,450	17,392
Realized Net Gain (Loss)	94,559	127,323
Change in Unrealized Appreciation (Depreciation)	(137,333)	(75,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,324)	69,101
Distributions
Net Investment Income	(15,681)	(15,306)
Realized Capital Gain[1]	(106,084)	(55,272)
Total Distributions	(121,765)	(70,578)
Capital Share Transactions
Issued	45,868	145,790
Issued in Lieu of Cash Distributions	116,441	67,884
Redeemed	(136,145)	(269,946)
Net Increase (Decrease) from Capital Share Transactions	26,164	(56,272)
Total Increase (Decrease)	(127,925)	(57,749)
Net Assets
Beginning of Period	1,455,596	1,513,345
End of Period[2]	1,327,671	1,455,596
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $9,876,000 and $16,694,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,000 and $5,251,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.15	$33.18	$29.43	$22.70	$20.34	$19.13
Investment Operations
Net Investment Income	.242	.394	.322[1]	.332	.262	.228
Capital Gain Distributions Received	1.944	2.606	.848[1]	.131	.034	—
Net Realized and Unrealized Gain (Loss)
on Investments	(2.815)	(1.453)	3.243	6.626	2.310	1.192
Total from Investment Operations	(.629)	1. 547	4.413	7.089	2.606	1.420
Distributions
Dividends from Net Investment Income	(. 362)	(. 342)	(. 283)	(. 344)	(. 246)	(. 210)
Distributions from Realized Capital Gains	(2.449)	(1.235)	(.380)	(.015)	—	—
Total Distributions	(2.811)	(1.577)	(.663)	(.359)	(.246)	(.210)
Net Asset Value, End of Period	$29.71	$33.15	$33.18	$29.43	$22.70	$20.34

Total Return[2]	-2.07%	4.71%	15.20%	31.70%	12.97%	7.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,328	$1,456	$1,513	$1,420	$1,173	$1,183
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.36%	0.40%	0.41%	0.40%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.16%	1.03%	1.27%	1.18%	1.09%
Portfolio Turnover Rate	14%	10%	5%	5%	3%	3%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2016, the cost of investment securities for tax purposes was $1,014,445,000. Net unrealized appreciation of investment securities for tax purposes was $313,543,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	1,538	4,387
Issued in Lieu of Cash Distributions	3,838	2,068
Redeemed	(4,606)	(8,157)
Net Increase (Decrease) in Shares Outstanding	770	(1,702)

16

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
October 31,			Proceeds			April 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Capital Value Fund	67,200	8,679	1,221	794	5,766	65,753
Vanguard Explorer Fund	139,827	14,036	2,877	414	12,793	135,620
Vanguard Growth and
Income Fund	293,510	17,994	26,205	2,632	15,362	266,859
Vanguard Mid-Cap Growth Fund	72,741	5,372	1,852	204	5,168	66,923
Vanguard Morgan Growth Fund	222,885	16,967	16,560	1,386	15,580	196,839
Vanguard U.S. Growth Fund	221,458	17,624	16,288	971	16,627	197,062
Vanguard Windsor Fund	218,792	14,990	13,991	1,701	13,079	200,104
Vanguard Windsor II Fund	219,481	13,446	19,773	2,348	11,098	198,828
Total	1,455,894	109,108	98,767	10,450	95,473	1,327,988

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

18

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$979.26	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.07	1.81
The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.36%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

19

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangement with the fund and its underlying funds ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal	Chris D. McIsaac
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	Chairman Emeritus and Senior Advisor
equipment); Trustee of Colby-Sawyer College and	John J. Brennan
Chairman of its Finance and Enrollment Committee;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center.
Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062016

Semiannual Report | April 30, 2016

Vanguard Emerging Markets Select

Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Emerging Markets Select Stock Fund	2.07%
FTSE Emerging Index	0.87
Emerging Markets Funds Average	-0.22
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$16.48	$16.51	$0.284	$0.000

Chairman’s Letter

Dear Shareholder,

Emerging markets stocks went on a volatile ride in the six months ended April 30, 2016, but finished the period with an unremarkable result. Throughout the half year, investors seemed preoccupied with fluctuating commodity prices, China’s slowing economic growth, and the latest signals on monetary policy from the world’s central bankers.

In this environment, Vanguard Emerging Markets Select Stock Fund returned 2.07%. Although modest, the fund’s performance was notably better than the return of its benchmark and the slightly negative average return for peer funds.

The four advisors that manage your fund invest in a range of countries across emerging markets. During the six months, the fund had particularly strong results in Brazil and negative returns in China.

U.S. stocks traveled a rocky road, finishing the period about even
After struggling during the first four months of the period, U.S. stocks rebounded. Most of the surge came in March, as investors cheered the Federal Reserve’s indication that it would scale back its plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

2

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

With help from the Fed, bonds have proved attractive
The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term rates a quarter of a percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal from the trend of recent years, foreign currencies strengthened against the dollar,

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

helping international bonds. Even without this currency benefit, international bond returns were solid.

China continues to loom large for emerging markets and your fund
Although still an emerging market, China is indisputably a major force in the global economy. It is also the largest country holding in your fund. (You can see the holding percentage, as of the end of the period, in the Fund Profile section that follows the Advisors’ Report.)

For several years, investors have been concerned about the slowing pace of economic expansion in the world’s most populous country. As Vanguard economists have noted, the slowdown is occurring as

China transitions from an agrarian and manufacturing-based economy to a consumer-driven, service-based one. Some market observers fear that China could slip into recession, which would, of course, have significant global ramifications.

Our economists, however, consider it unlikely that China will fall into recession in the near term. Rather, they anticipate that economic growth will gradually slow to between 5% and 6% annually. That’s still impressive compared with the United States, but it’s well below the double-digit expansions that China recorded in recent years. You can read more in Vanguard’s Economic and Investment Outlook available at vanguard.com/research.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.93%	1.54%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the fund’s annualized expense ratio was 0.91%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Emerging Markets Funds.

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

It’s safe to assume that emerging markets investors will experience more volatility. China and other developing nations represent an opportunity, but they also present risks. Vanguard believes that, for most investors, those risks are best managed by maintaining balanced portfolios with broad, global diversification.

For the fiscal half year, Chinese stocks generally declined amid the slowdown concerns. These stocks were the biggest detractors from your fund’s performance.

Other emerging markets, meanwhile, notched outsized gains, apparently boosted by a recovery in commodity prices as well as indications that the Fed was taking a pause on further rate hikes. Your fund’s Brazilian holdings fared especially well.

From a sector standpoint, the fund had its best return in materials, a category that includes steel companies, miners, and chemical makers. Conversely, the fund saw disappointing results in utilities and in consumer staples, which includes stocks such as automakers and soda makers.

For more about the fund’s strategy and positioning, please see the Advisors’ Report that follows my letter.

Whether index or active investing, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is known as a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what later became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low-cost, and as their assets grow, we can take advantage of economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

But low costs aren’t the whole story. Talent and experience are vital regardless of a fund’s management style.

6

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds also benefit from world-class managers—both our own experts and those we hire from around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2016

7

Advisors’ Report

For the six months ended April 30, 2016, Vanguard Emerging Markets Select Stock Fund returned 2.07%. The average return of its peers was –0.22%, and its benchmark, the FTSE Emerging Index, returned 0.87%.

The fund’s assets are divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 23, 2016.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

		Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
M&G Investment Management	24	65	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Wellington Management	24	65	Allocates the assets in its portion of the fund to a team
Company LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
Oaktree Capital Management, L.P.	24	64	Seeks securities that have been undervalued by
			investors. Oaktree’s investment process is driven by
			bottom-up research, which includes extensive travel to
			meet company management and maintaining in-house
			models focused on deriving reliable cash-flow
			projections.
Pzena Investment Management,	24	64	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Cash Investments	4	12	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Wellington Management Company llp

Portfolio Managers:

Cheryl M. Duckworth, CFA,
Senior Managing Director and
Associate Director,
Global Industry Research

Mark Mandel, CFA,
Senior Managing Director and
Director, Global Industry Research

Our portion of the fund focuses on bottom-up stock selection as the primary driver of performance while minimizing active industry bets.

Emerging-market equities rose modestly in U.S. dollar terms as measured by the FTSE Emerging Index during the six-month period. Materials, energy, and consumer staples led, while health care, industrials, and telecommunication services were the weakest.

Positive stock selection in financials, energy, information technology, and industrials drove relative performance.

BM&F Bovespa, a Brazilian stock and derivatives exchange; Sberbank, a Russian lending institution and commercial bank; and Petron, a Philippines-based oil refiner, were the top relative contributors.

BM&F Bovespa’s stock moved higher as market sentiment on Brazil improved significantly. The stock also benefited from the potential acquisition of clearing house Cetip. The deal, which has not yet been finalized, would strengthen BM&F Bovespa’s competitiveness in the market and give it greater earnings visibility. The new entity would also provide more resilience to revenues, as trading volumes regularly cause volatility.

Sberbank has undergone a multiyear earnings recovery. The bank’s ability to drive down costs and deliver higher net interest margins has benefited the share price.

Shares in Petron rose during the period as the market reacted positively to increasing profitability and use of cash to de-lever the balance sheet. We trimmed the position on strength.

Weak security selection in materials and consumer discretionary partially offset the portfolio’s positive relative performance.

Total Access Communication, a Thai mobile provider, and ICICI Bank, an Indian multinational banking and financial services provider, were among the top detractors.

Shares of Total Access Communication fell after the company fared poorly during Thailand’s auction of 4G mobile spectrum licenses in December, hurting its competitive position in the industry. We eliminated the holding.

ICICI Bank has been troubled lately because of its pool of distressed loans. We feel that these problem loans are concentrated in a few corporate groups while the rest of the

9

business remains solid. We continue to hold the stock, as we believe this is a cyclical issue overshadowing the expansion of the profitable franchise.

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,
Managing Director and Co-Head of
Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of
Emerging Markets Equities

Emerging markets traded within a wide range during the six months ended April 30, 2016. In spite of volatile currency and commodity prices, continued uncertainty in China, and equity outflows from emerging markets, the index generated a small gain.

Following a sharp 25% rise from mid-2014 to a peak in late January 2016, the dollar reversed course and depreciated 6% by April 30. Dollar weakness relieved pressure on emerging-market currencies, which appreciated slightly after several years of persistent weakness.

Commodity prices, particularly oil and iron ore, plunged but then partially or fully recovered. These price swings had a notable impact on energy and materials stocks and on markets dependent on commodity exports.

China remained at the forefront of emerging markets’ headlines, triggering the massive global sell-off that occurred in early January. Since the January bottom, the Chinese government has improved communications with the market, the yuan has recovered from its January weakness, and the economy is accelerating.

After five difficult years, the Brazilian equity market was one of the leading performers, driven by the prospect of political change and the potential for subsequent economic reform.

Emerging-market equity funds continued to experience net outflows; without inflows, capital continues to shift quickly from one market to another.

Weak stock selection in Brazil and China detracted from performance, while selection in Mexico and South Africa helped. By sector, consumer discretionary, consumer staples, information technology, and energy detracted from relative performance, while materials and financials contributed to results.

At the end of the period, the portfolio had overweight allocations to China and Russia, a non-index exposure to South Korea, and underweight allocations to Taiwan, Malaysia, and South Africa.

10

M&G Investment
Management Limited

Portfolio Manager:

Matthew Vaight, UKSIP

Emerging-market share prices were volatile during the six months. Steep falls at the beginning of the period were followed by a sharp rebound as concerns about China’s economy receded and commodity prices rallied.

Brazil was one of the best-performing markets during the period, driven by recovering commodity prices and expectations of political change. Investors were optimistic that a new government would be better able to address the country’s economic problems. Against this backdrop, several of our Brazilian holdings rallied, most notably homebuilder MRV Engen-haria and financial group Banco Bradesco. After impressive share price gains, we took some profits and reduced these positions.

A number of the portfolio’s other notable successes were boosted by gains in commodity prices toward the end of the period. Sberbank, a Russian lender, benefited from increased confidence about the Russian economy as the price of oil rose. Tullow Oil, an Africa-focused oil explorer, and First Quantum Minerals, a Canada-listed copper miner, also contributed to results.

In contrast, several Chinese holdings weighed on performance as China’s stock market retreated after peaking in 2015. China Lesso, a plastic-pipe firm, and China Power Resources, a power producer, were the leading detractors. The position in Standard Chartered, a U.K.-based bank focused on emerging markets, also hurt performance, as its profits were hit by rising bad loans and restructuring costs.

We are finding attractively valued opportunities in North Asia, particularly in Taiwan and South Korea, where we believe companies have suffered excessively from concerns about China’s slowing economy. During the period, we invested in a number of innovative Taiwanese technology firms, including Catcher Technology, which makes mobile-phone casings. We also took advantage of share price weakness to start a position in Baidu, China’s leading internet search company.

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal
and Co-Chief Investment Officer

Heading into the end of 2015 and early 2016, the markets dropped sharply, driven by a decline in energy prices and fears of a collapse in emerging markets. Emerging

11

markets were down significantly from November through January but quickly reversed, with the FTSE Emerging Index finishing with a modestly positive return for the six months ended April 30. Our strong stock selection in the telecommunication services and energy sectors was partially offset by weakness in financials, information technology, and consumer staples.

The largest contributors were POSCO, a South Korean steel maker; Sabesp, a Brazilian water and waste management company; and Rosneft, a Russian oil company. Improving commodity prices helped drive POSCO’s share price higher. Sabesp gained on improving reservoir levels after a severe drought and has succeeded in staying within its debt covenants despite challenging operating conditions. Rosneft also was up, driven by the continued dramatic rebound in oil prices.

The top detractor was industrial holding Pacific Basin Shipping in Hong Kong, which was hurt by unprecedented weakness in dry-bulk freight prices. We expect prices to rise as ship scrappage increases and demand growth absorbs excess supply. In utilities, China Power International detracted, but we believe it has a compelling valuation despite concerns about weak power volumes and price regulation. In consumer discretionary, Dongfeng Motor Group in China fell as its commercial vehicle sales slowed, reflecting weaker demand than expected.

The portfolio’s largest allocations are in financials, information technology, and consumer discretionary, and its smallest weights are in health care and consumer staples. Although the cycle has taken longer than normal, we believe the ability of value to deliver excess returns remains intact.

12

Emerging Markets Select Stock Fund

Fund Profile
As of April 30, 2016

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	268	957	1,847
Median Market Cap	$12.1B	$15.7B	$28.4B
Price/Earnings Ratio	16.8x	17.5x	18.6x
Price/Book Ratio	1.3x	1.6x	1.5x
Return on Equity	16.1%	17.5%	15.0%
Earnings Growth
Rate	7.8%	9.6%	7.4%
Dividend Yield	2.4%	2.9%	3.2%
Turnover Rate
(Annualized)	49%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.93%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer Discretionary	10.7%	8.6%	11.6%
Consumer Staples	5.0	8.2	11.0
Energy	11.5	9.6	6.7
Financials	26.7	30.1	25.9
Health Care	1.4	2.8	9.0
Industrials	5.4	7.1	11.5
Information Technology	19.1	14.5	8.0
Materials	9.1	7.6	7.4
Telecommunication
Services	5.7	7.6	5.3
Utilities	5.4	3.9	3.6

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.97	0.83
Beta	1.02	1.18
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.1%
Tencent Holdings Ltd.	Internet Software &
	Services	1.8
Ambev SA	Brewers	1.8
Sberbank of Russia
PJSC	Diversified Banks	1.7
Lukoil PJSC	Integrated Oil & Gas	1.5
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.4
China Construction Bank
Corp.	Diversified Banks	1.3
Sasol Ltd.	Integrated Oil & Gas	1.3
Naspers Ltd.	Cable & Satellite	1.2
OTP Bank plc	Diversified Banks	1.2
Top Ten		17.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratio was 0.91%.

13

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	2.1%	0.0%	13.9%
Other	1.7	0.5	31.9
Subtotal	3.8%	0.5%	45.8%
Pacific
South Korea	7.1%	0.0%	3.3%
Hong Kong	2.9	0.0	2.4
Other	0.6	0.0	22.5
Subtotal	10.6%	0.0%	28.2%
Emerging Markets
China	21.6%	25.3%	4.4%
Taiwan	11.3	13.8	2.5
Brazil	10.3	8.7	1.6
India	9.5	12.1	1.7
Russia	7.0	4.9	0.8
South Africa	5.4	9.4	1.6
Thailand	2.1	2.7	0.4
Mexico	2.1	5.6	1.0
Indonesia	1.8	2.6	0.5
Hungary	1.6	0.4	0.1
Turkey	1.4	1.9	0.3
Philippines	1.3	1.8	0.3
Other	4.7	10.3	1.6
Subtotal	80.1%	99.5%	16.8%
North America
United States	5.0%	0.0%	0.2%
Other	0.3	0.0	6.9
Subtotal	5.3%	0.0%	7.1%
Middle East	0.0%	0.0%	0.5%
Other	0.2%	0.0%	1.6%

14

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 27, 2011, Through April 30, 2016

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock Fund	6/27/2011	-11.32%	-3.16%

See Financial Highlights for dividend and capital gains information.

15

Emerging Markets Select Stock Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.5%)[1]
Brazil (9.8%)
	Ambev SA	652,381	3,678
	Telefonica Brasil SA ADR	185,154	2,281
	Cia de Saneamento
	Basico do Estado de Sao
	Paulo	249,800	1,918
*	Petroleo Brasileiro SA
	Preference Shares	587,500	1,748
	Itau Unibanco Holding
	SA ADR	178,532	1,701
	Banco Bradesco SA
	Preference Shares	198,626	1,496
	MRV Engenharia e
	Participacoes SA	349,465	1,223
	BM&FBovespa SA - Bolsa
	de Valores Mercadorias
	e Futuros	226,300	1,130
	Ambev SA ADR	190,400	1,064
	Vale SA Class B ADR	224,500	1,019
	EDP - Energias do Brasil
	SA	251,904	938
	Qualicorp SA	189,000	819
*	Usinas Siderurgicas de
	Minas Gerais SA
	Preference Shares	1,009,400	734
*	Randon Participacoes SA
	Preference Shares	842,718	698
	Telefonica Brasil SA
	Preference Shares	56,600	697
	BB Seguridade
	Participacoes SA	75,655	660
	TOTVS SA	78,444	643
	Braskem SA Preference
	Shares	71,100	508
	Gerdau SA ADR	195,006	435
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	141,255	422

			Market
			Value•
		Shares	($000)
*	B2W Cia Digital	103,451	412
	Itau Unibanco Holding SA
	Preference Shares	42,394	405
^	Vale SA Class B ADR	68,222	387
	Cia de Saneamento de
	Minas Gerais-COPASA	46,750	292
	Banco do Estado do Rio
	Grande do Sul SA
	Preference Shares	104,500	259
	Lojas Renner SA	37,900	229
	Multiplan Empreendimentos
	Imobiliarios SA	12,500	214
	Raia Drogasil SA	11,200	179
	Kroton Educacional SA	29,100	108
	Brasil Insurance
	Participacoes e
	Administracao SA	8,252	56
*	Randon Participacoes SA
	Preference Shares Rights
	Exp. 05/12/2016	6	—
			26,353
Canada (0.3%)
	First Quantum Minerals Ltd. 101,530		865

Chile (0.3%)
	Banco Santander Chile ADR 26,375		512
	Enersis Americas SA ADR	21,756	186
			698
China (20.0%)
	Tencent Holdings Ltd.	234,485	4,771
	China Mobile Ltd.	321,800	3,694
	China Construction
	Bank Corp.	5,686,250	3,611
	Industrial & Commercial
	Bank of China Ltd.	4,956,380	2,654
	China Shenhua Energy
	Co. Ltd.	1,517,500	2,555
	Greatview Aseptic
	Packaging Co. Ltd.	4,935,000	2,499

16

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Dongfeng Motor Group
	Co. Ltd.	2,117,000	2,313
	Lenovo Group Ltd.	2,617,780	2,071
	CNOOC Ltd.	1,533,400	1,894
	China Overseas Land &
	Investment Ltd.	570,170	1,810
	China Pacific Insurance
	Group Co. Ltd.	485,012	1,701
	China Unicom Hong
	Kong Ltd.	1,399,973	1,638
	PetroChina Co. Ltd.	1,980,000	1,449
	China Power International
	Development Ltd.	3,158,600	1,348
*	China Agri-Industries
	Holdings Ltd.	3,934,000	1,348
	PICC Property & Casualty
	Co. Ltd.	732,040	1,332
	China Life Insurance Co.
	Ltd.	553,216	1,274
	China Longyuan Power
	Group Corp. Ltd.	1,682,580	1,164
	China Resources Power
	Holdings Co. Ltd.	673,683	1,135
	China Lesso Group
	Holdings Ltd.	1,945,000	1,069
	Far East Horizon Ltd.	1,287,000	1,022
	Baoxin Auto Group Ltd.	1,325,000	838
	China Shineway
	Pharmaceutical Group
	Ltd.	676,000	773
	Anhui Conch Cement Co.
	Ltd.	285,500	752
	China Everbright
	International Ltd.	611,500	685
	Brilliance China
	Automotive Holdings Ltd.	658,000	649
	China Dongxiang Group
	Co. Ltd.	3,074,000	633
*,2	Tianhe Chemicals
	Group Ltd.	4,142,000	625
	Kingboard Laminates
	Holdings Ltd.	1,155,125	590
	China Cinda Asset
	Management Co. Ltd.	1,794,500	588
	Haier Electronics Group
	Co. Ltd.	341,241	573
*	Sinopec Shanghai
	Petrochemical Co. Ltd.	1,020,000	500
	Guangdong Investment
	Ltd.	352,388	498
	China Shipping
	Development Co. Ltd.	660,000	469
	GCL-Poly Energy Holdings
	Ltd.	2,912,000	434

			Market
			Value•
		Shares	($000)
	Dah Chong Hong Holdings
	Ltd.	1,037,000	429
	ENN Energy Holdings Ltd.	87,887	429
	China ZhengTong Auto
	Services Holdings Ltd.	1,041,000	425
	Sunny Optical Technology
	Group Co. Ltd.	119,700	369
*	CNOOC Ltd. ADR	2,900	358
*	Hutchison China
	MediTech Ltd. ADR	21,737	285
	ANTA Sports Products Ltd.	104,780	267
*	Li Ning Co. Ltd.	490,705	213
	Fosun International Ltd.	127,831	177
*	Best Pacific International
	Holdings Ltd.	156,000	93
	Longfor Properties Co. Ltd.	43,349	61
			54,065
Colombia (0.1%)
	Cementos Argos SA	99,515	404

Czech Republic (0.2%)
	Komercni banka as	2,878	592

Egypt (0.4%)
	Commercial International
	Bank Egypt SAE	202,898	1,032

Greece (0.5%)
	Hellenic
	Telecommunications
	Organization SA	68,973	671
	Motor Oil Hellas Corinth
	Refineries SA	55,699	636
			1,307
Hong Kong (2.8%)
	AIA Group Ltd.	444,318	2,659
	AMVIG Holdings Ltd.	3,170,000	1,305
	Galaxy Entertainment
	Group Ltd.	252,000	847
*	Pacific Basin Shipping Ltd.	4,394,750	741
	Stella International
	Holdings Ltd.	255,500	645
	Sands China Ltd.	159,250	567
	Texwinca Holdings Ltd.	559,000	544
	MGM China Holdings Ltd.	159,797	224
*	Cowell e Holdings Inc.	277,818	109
	AAC Technologies
	Holdings Inc.	6,700	46
			7,687
Hungary (1.5%)
	OTP Bank plc	119,259	3,160
*	Magyar Telekom
	Telecommunications plc	556,900	967
			4,127

17

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
India (8.9%)
	Reliance Industries Ltd.	194,686	2,878
	Axis Bank Ltd.	360,734	2,563
	CESC Ltd.	203,018	1,643
	Tata Consultancy Services
	Ltd.	38,594	1,474
	Hindalco Industries Ltd.	984,825	1,429
	State Bank of India	492,338	1,399
	ICICI Bank Ltd. ADR	179,891	1,268
	NTPC Ltd.	531,526	1,114
	ICICI Bank Ltd.	306,676	1,084
	UltraTech Cement Ltd.	21,620	1,029
	Bharti Airtel Ltd.	181,056	990
	Bharti Infratel Ltd.	157,323	887
	Bank of Baroda	356,094	845
	Larsen & Toubro Ltd.	41,625	786
	NHPC Ltd.	2,157,750	671
	Aurobindo Pharma Ltd.	56,721	649
	Godrej Consumer
	Products Ltd.	29,663	590
	Power Grid Corp. of India
	Ltd.	271,901	586
	Marico Ltd.	104,525	408
	HDFC Bank Ltd. ADR	5,660	356
	ITC Ltd.	65,962	323
	Bharat Electronics Ltd.	13,992	249
*	IDFC Bank Ltd.	302,772	217
	IDFC Ltd.	302,772	203
	Punjab National Bank	154,375	202
	Lupin Ltd.	5,336	129
	Union Bank of India	52,451	100
	Grasim Industries Ltd.	1,526	94
			24,166
Indonesia (1.6%)
	Bank Rakyat Indonesia
	Persero Tbk PT	1,624,700	1,270
*	Telekomunikasi Indonesia
	Persero Tbk PT	3,376,200	906
*	Hanjaya Mandala
	Sampoerna Tbk PT	75,000	567
	Bank Central Asia Tbk PT	552,200	545
*	Bank Tabungan Pensiunan
	Nasional Tbk PT	2,469,800	501
	Pakuwon Jati Tbk PT	8,410,900	333
	Matahari Department
	Store Tbk PT	146,800	211
			4,333
Kenya (0.1%)
	Safaricom Ltd.	2,328,200	394

Malaysia (0.8%)
	Genting Malaysia Bhd.	1,438,900	1,644
	Heineken Malaysia Bhd.	68,400	263
	Inari Amertron Bhd.	205,550	144
			2,051

			Market
			Value•
		Shares	($000)
Mexico (1.9%)
*	Cemex SAB de CV ADR	179,354	1,336
	Grupo Financiero Banorte
	SAB de CV	208,400	1,183
	Grupo Mexico SAB de CV
	Class B	332,800	847
	Grupo Financiero
	Santander Mexico SAB
	de CV ADR	84,271	770
	Wal-Mart de Mexico SAB
	de CV	185,200	458
	Unifin Financiera SAB de
	CV SOFOM ENR	94,700	279
	Grupo Comercial Chedraui
	SA de CV	47,641	135
			5,008
Other (1.0%)
3	Vanguard FTSE Emerging
	Markets ETF	77,198	2,696

Pakistan (0.4%)
	United Bank Ltd.	630,300	986

Peru (0.5%)
	Credicorp Ltd.	9,086	1,324

Philippines (1.2%)
	Energy Development
	Corp.	11,738,493	1,475
	Metropolitan Bank &
	Trust Co.	653,743	1,132
	Universal Robina Corp.	80,680	358
	Petron Corp.	1,016,400	231
	Puregold Price Club Inc.	191,500	164
			3,360
Poland (0.5%)
*	Cyfrowy Polsat SA	192,000	1,222

Qatar (0.2%)
	Industries Qatar QSC	16,691	480

Romania (0.1%)
2	Electrica SA GDR	22,563	261

Russia (6.7%)
	Lukoil PJSC ADR	92,971	3,961
	Gazprom PAO ADR	565,350	2,938
	Rosneft OAO GDR	458,839	2,518
	Sberbank of Russia PJSC
	ADR (London Shares)	289,506	2,328
	Sberbank of Russia PJSC	698,964	1,334
	MMC Norilsk Nickel PJSC
	ADR	69,043	1,020
	Sberbank of Russia PJSC
	ADR	122,978	986

18

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Moscow Exchange
	MICEX-RTS PJSC	567,316	896
	PhosAgro OAO GDR	54,302	842
	Gazprom Neft PAO ADR	42,000	498
	O’Key Group SA GDR	181,201	418
	Etalon Group Ltd. GDR	150,377	343
			18,082
Singapore (0.6%)
	Wilmar International Ltd.	314,400	863
*	Ezion Holdings Ltd.	1,743,500	709
*	Ezion Holdings Ltd
	Warrants Exp.
	04/15/2020	334,380	40
			1,612
South Africa (4.9%)
	Sasol Ltd.	105,396	3,448
	Naspers Ltd.	24,119	3,319
	Imperial Holdings Ltd.	141,582	1,479
	Barloworld Ltd.	232,133	1,340
	Reunert Ltd.	247,638	1,245
*	AngloGold Ashanti Ltd.
	ADR	53,300	877
	Discovery Ltd.	63,432	568
*	Steinhoff International
	Holdings NV	50,587	316
	Woolworths Holdings Ltd.	40,049	258
*	Aveng Ltd.	511,216	166
	Gold Fields Ltd.	29,342	136
	Pick n Pay Stores Ltd.	15,868	82
*	Adcock Ingram Holdings
	Ltd. Warrants
	Exp. 7/26/2019	1	—
			13,234
South Korea (6.4%)
	Samsung Electronics Co.
	Ltd.	2,673	2,913
	POSCO	10,553	2,211
	SK Hynix Inc.	86,349	2,118
	Hana Financial Group Inc.	76,338	1,712
*	Hyundai Heavy Industries
	Co. Ltd.	15,045	1,522
	Hyundai Motor Co.	11,355	1,425
	Dongbu Insurance Co. Ltd.	17,400	1,067
	KB Financial Group Inc.	32,070	981
	Kia Motors Corp.	17,958	753
	LG Electronics Inc.	12,775	650
	LG Chem Ltd.	2,329	604
	Shinhan Financial Group
	Co. Ltd.	16,370	600
	Samsung Life Insurance
	Co. Ltd.	6,057	581
	LG Chem Ltd. Preference
	Shares	1,016	176
			17,313

			Market
			Value•
		Shares	($000)
Spain (0.6%)
	Prosegur Cia de
	Seguridad SA	268,398	1,555

Sweden (0.1%)
*	Vostok Emerging Finance
	Ltd.	2,240,901	301

Switzerland (0.5%)
*	Dufry AG	10,291	1,357

Taiwan (10.5%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	273,117	6,443
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	992,243	4,559
	Delta Electronics Inc.	585,244	2,711
	Compal Electronics Inc.	3,251,000	1,908
	Chicony Electronics Co.
	Ltd.	596,964	1,430
	Hon Hai Precision
	Industry Co. Ltd.	571,098	1,360
	Globalwafers Co. Ltd.	518,459	1,187
	Teco Electric and
	Machinery Co. Ltd.	1,347,000	1,062
	Casetek Holdings Ltd.	210,000	943
	Catcher Technology Co.
	Ltd.	126,615	886
	eMemory Technology Inc.	78,100	854
	Mega Financial Holding
	Co. Ltd.	1,089,182	772
	Hermes Microvision Inc.	25,000	766
	Airtac International Group	91,315	603
	Yuanta Financial Holding
	Co. Ltd.	1,690,165	556
	Largan Precision Co. Ltd.	5,205	363
*	China Airlines Ltd.	1,042,000	340
	Tung Thih Electronic Co.
	Ltd.	13,145	234
	Silergy Corp.	14,388	191
	President Chain Store
	Corp.	26,700	189
	Advantech Co. Ltd.	24,038	169
	Silicon Motion
	Technology Corp. ADR	3,728	144
	Hota Industrial
	Manufacturing Co. Ltd.	29,000	139
*	Bizlink Holding Inc.	22,000	125
	Parade Technologies Ltd.	13,000	120
*	Land Mark Optoelectronics
	Corp.	8,000	117
	Voltronic Power Technology
	Corp.	7,000	110
	Poya International Co. Ltd.	8,080	86
			28,367

19

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
Thailand (2.0%)
	Bangkok Bank PCL	400,000	1,875
*	Krung Thai Bank PCL
	(Foreign)	2,232,275	1,115
	Kasikornbank PCL	171,500	813
	PTT Global Chemical PCL	358,344	639
	Tesco Lotus Retail
	Growth Freehold &
	Leasehold Property Fund	994,400	481
	CP ALL PCL (Foreign)	113,800	149
	Delta Electronics Thailand
	PCL	62,300	128
	KCE Electronics PCL	47,100	106
			5,306
Turkey (1.3%)
	Akbank TAS	513,625	1,578
	Turkiye Halk Bankasi AS	275,356	1,057
	Tupras Turkiye Petrol
	Rafinerileri AS	27,555	727
	Ulker Biskuvi Sanayi AS	19,564	156
			3,518
United Arab Emirates (0.8%)
	Union National Bank PJSC	1,201,512	1,164
*	Dubai Parks & Resorts
	PJSC	1,750,152	631
	Dubai Financial Market
	PJSC	999,214	411
			2,206
United Kingdom (2.1%)
	Standard Chartered plc	130,057	1,061
*	Tullow Oil plc	218,865	899
	Antofagasta plc	111,925	793
	Petrofac Ltd.	55,068	682
	SABMiller plc	10,751	659
	Hikma Pharmaceuticals plc	15,665	505
*	Ophir Energy plc	446,028	493
	Standard Chartered plc	56,027	453
	Coca-Cola HBC AG	6,840	140
			5,685
United States (4.9%)
*	Baidu Inc. ADR	11,775	2,288
*	Hollysys Automation
	Technologies Ltd.	82,396	1,580
*	Flextronics International
	Ltd.	102,750	1,248
	Southern Copper Corp.	36,892	1,095
*	Trina Solar Ltd. ADR	111,700	1,089
	Millicom International
	Cellular SA	18,695	1,082

			Market
			Value•
		Shares	($000)
	Cosan Ltd.	164,638	886
*	JD.com Inc. ADR	33,371	853
*	Genpact Ltd.	30,400	848
*	Cognizant Technology
	Solutions Corp. Class A	12,275	716
*	Ctrip.com International
	Ltd. ADR	13,203	576
*	MakeMyTrip Ltd.	12,729	234
*	Alibaba Group Holding
	Ltd. ADR	1,957	151
*	Enersis Chile SA ADR	21,756	139
*	58.com Inc. ADR	2,370	129
*	Sinovac Biotech Ltd.	19,478	123
*	Himax Technologies Inc.
	ADR	11,304	117
*	Vipshop Holdings Ltd. ADR	4,418	60
			13,214
Total Common Stocks
(Cost $275,265)			255,161
Temporary Cash Investments (5.6%)[1]
Money Market Fund (5.1%)
[4,5]	Vanguard Market
	Liquidity Fund, 0.495% 13,680,885		13,681

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.5%)
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.352%, 7/6/16	100	100
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.350%, 7/8/16	400	400
6	Federal Home Loan Bank
	Discount Notes,
	0.371%, 9/13/16	500	499
6	Federal Home Loan Bank
	Discount Notes,
	0.465%, 10/28/16	500	499
			1,498
Total Temporary Cash Investments
(Cost $15,179)			15,179
Total Investments (100.1%)
(Cost $290,444)			270,340

20

Emerging Markets Select Stock Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	21
Receivables for Investment Securities Sold	777
Receivables for Accrued Income	422
Receivables for Capital Shares Issued	324
Other Assets[7]	1,828
Total Other Assets	3,372
Liabilities
Payables for Investment Securities
Purchased	(2,412)
Collateral for Securities on Loan	(389)
Payables to Investment Advisor	(306)
Payables for Capital Shares Redeemed	(255)
Payables to Vanguard	(358)
Other Liabilities	(34)
Total Liabilities	(3,754)
Net Assets (100%)
Applicable to 16,351,301 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	269,958
Net Asset Value Per Share	$16.51

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	318,766
Undistributed Net Investment Income	127
Accumulated Net Realized Losses	(28,903)
Unrealized Appreciation (Depreciation)
Investment Securities	(20,104)
Futures Contracts	68
Foreign Currencies	4
Net Assets	269,958

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $367,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 2.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate value of these securities was $886,000, representing 0.3% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $389,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $500,000 and cash of $100,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	1,769
Interest[2]	25
Securities Lending	3
Total Income	1,797
Expenses
Investment Advisory Fees—Note B
Basic Fee	639
Performance Adjustment	(28)
The Vanguard Group—Note C
Management and Administrative	284
Marketing and Distribution	19
Custodian Fees	123
Shareholders’ Reports	62
Total Expenses	1,099
Net Investment Income	698
Realized Net Gain (Loss)
Investment Securities Sold[2]	(16,574)
Futures Contracts	169
Foreign Currencies	(43)
Realized Net Gain (Loss)	(16,448)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	20,959
Futures Contracts	(479)
Foreign Currencies	16
Change in Unrealized Appreciation (Depreciation)	20,496
Net Increase (Decrease) in Net Assets Resulting from Operations	4,746
1 Dividends are net of foreign withholding taxes of $185,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $18,000, $25,000, and ($130,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	698	4,481
Realized Net Gain (Loss)	(16,448)	(10,370)
Change in Unrealized Appreciation (Depreciation)	20,496	(47,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,746	(53,102)
Distributions
Net Investment Income	(4,421)	(3,870)
Realized Capital Gain	—	—
Total Distributions	(4,421)	(3,870)
Capital Share Transactions
Issued	58,464	86,694
Issued in Lieu of Cash Distributions	4,158	3,672
Redeemed	(51,910)	(85,487)
Net Increase (Decrease) from Capital Share Transactions	10,712	4,879
Total Increase (Decrease)	11,037	(52,093)
Net Assets
Beginning of Period	258,921	311,014
End of Period[1]	269,958	258,921
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $127,000 and $3,894,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Financial Highlights

	Six Months					June 14,
	Ended					2011[1] to
			Year Ended October 31,
For a Share Outstanding	April 30,					Oct. 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.48	$20.13	$20.37	$18.73	$17.69	$20.00
Investment Operations
Net Investment Income	.046	.290	.264	.303[2]	.302[2]	.079 [2]
Net Realized and Unrealized Gain (Loss)
on Investments [3]	.268	(3.685)	(.242)	1.567	.764	(2.389)
Total from Investment Operations	.314	(3.395)	.022	1.870	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(. 284)	(. 255)	(. 262)	(. 230)	(. 026)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 284)	(. 255)	(. 262)	(. 230)	(. 026)	—
Net Asset Value, End of Period	$16.51	$16.48	$20.13	$20.37	$18.73	$17.69

Total Return[4]	2.07%	-16.99%	0.15%	10.04%	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$270	$259	$311	$223	$110	$48
Ratio of Total Expenses to
Average Net Assets[5]	0.91%	0.93%	0.96%	0.94%	0.92%	0.89%[6]
Ratio of Net Investment Income to
Average Net Assets	0.57%	1.59%	1.53%	1.55%	1.66%	1.09%[6]
Portfolio Turnover Rate	49%	49%	54%	54%	93%	18%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments. Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.04%, 0.02%, 0.01%, and 0.00%.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

26

Emerging Markets Select Stock Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company LLP, M&G Investment Management Limited, Pzena Investment Management, LLC, and Oaktree Capital Management, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, M&G Investment Management Limited, Pzena Investment Management, LLC, and Oaktree Capital Management, L.P., are subject to quarterly adjustments based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index for the periods prior to August 1, 2013, and to the current benchmark, FTSE Emerging Index, beginning August 1, 2013.

The benchmark change will be fully phased in by July 2016.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.53% of the fund’s average net assets, before a decrease of $28,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $21,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

27

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	49,765	1,082	—
Common Stocks—Other	10,432	192,996	886
Temporary Cash Investments	13,681	1,498	—
Futures Contracts—Liabilities[1]	(34)	—	—
Total	73,844	195,576	886
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $11,706,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	June 2016	232	9,725	68

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2016, the fund realized net foreign currency losses of $43,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $1,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

28

Emerging Markets Select Stock Fund

At April 30, 2016, the cost of investment securities for tax purposes was $290,543,000. Net unrealized depreciation of investment securities for tax purposes was $20,203,000, consisting of unrealized gains of $23,375,000 on securities that had risen in value since their purchase and $43,578,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2016, the fund purchased $63,166,000 of investment securities and sold $57,342,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	3,821	4,783
Issued in Lieu of Cash Distributions	276	201
Redeemed	(3,455)	(4,724)
Net Increase (Decrease) in Shares Outstanding	642	260

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,020.70	$4.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.34	4.57
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.91%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

31

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Emerging Markets Select Stock Fund has renewed the fund’s investment advisory arrangements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management since its inception in 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

M&G. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor focuses on four areas in which investors tend to misprice returns: (1) external change, or companies benefiting from long-term structural trends; (2) internal change, or companies that are restructuring and improving capital allocation; (3) asset growth, or companies investing heavily in R&D to support innovation and sustainably high returns; and (4) quality, or companies that are well-managed and have high sustainable returns. M&G has advised a portion of the fund since the fund’s inception.

Oaktree. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. The portfolio managers each have over 20 years of investment experience and are supported by an analyst team focused only on emerging markets equity investing. The team conducts fundamental research on companies with strong cash flow generation and attractive returns on capital, seeking to purchase these companies at favorable valuations. The team emphasizes developing in-depth industry knowledge by traveling extensively to meet with company management. Oaktree has advised a portion of the fund since the fund’s inception.

Pzena. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. The firm employs in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate earnings recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has advised a portion of the fund since the fund’s inception.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio managers allocate the assets in Wellington Management’s portion of the fund to a team of investment professionals who are primarily global industry analysts (GIAs). The relative size of each analyst’s subportfolio is roughly proportional

32

to the weight of the analyst’s coverage universe in the fund’s benchmark. This structure is designed to enable the GIAs to add value through in-depth fundamental research and understanding of their industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the fund and each advisor since the fund’s inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of M&G, Oaktree, Pzena, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

33

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and Other
Born 1962. Trustee Since March 2012. Principal	Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and
Member of TIFF Advisory Services, Inc., and Catholic	Other Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7522 062016

Semiannual Report | April 30, 2016

Vanguard Alternative Strategies Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangement.	33
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Alternative Strategies Fund	5.48%
FTSE 3-month U.S. T-Bill Index + 4%	2.12

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Alternative Strategies Fund	$20.23	$21.24	$0.095	$0.000

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard Alternative Strategies Fund returned 5.48%. Its benchmark index, the FTSE 3-month U.S. T-Bill Index + 4%, returned 2.12% as yields on short-term Treasury bills remained just above zero.

The Alternative Strategies Fund seeks to generate returns that have low correlation with the returns of the stock and bond markets and that are less volatile than those of the overall U.S. stock market. The fund tries to earn a positive absolute return regardless of the performance of the broad stock and bond markets. This contrasts with more familiar relative return funds—such as index funds that seek to track the performance of a market benchmark and actively managed funds that try to beat a designated benchmark.

As I mentioned in the fund’s first report last fall, we chose a benchmark index that we believe represents a reasonable long-term performance expectation for the fund’s strategy. Also, the T-bill + 4% annual rate referenced by the benchmark aligns with the target annual payout rate for Vanguard Managed Payout Fund, a major shareholder in the Alternative Strategies Fund. The fund is also available to Vanguard Institutional Advisory Services (VIAS) clients, who may seek additional diversification and liquid investments beyond traditional stocks and bonds. VIAS delivers strategic advice, portfolio management, and research and expertise for defined benefit plans, endowments, and foundations.

U.S. stocks traveled a rocky road, finishing the period about even
The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered the Federal Reserve’s indication that it would raise interest rates fewer times in 2016 than originally anticipated. Continued aggressive stimulus by central banks in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns for U.S.-based investors. Developed markets, especially in Europe, notched weak results, while emerging markets slightly advanced.

Still-low interest rates helped bonds outperform stocks
The broad U.S. bond market returned almost 3% for the half year. After modest declines in November and December, the U.S. bond market posted four months of gains, helped by the Fed’s cautious approach to raising short-term rates.

Market Barometer

			Total Returns
		Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still historically low, restraining returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 9% in local currencies. After currency hedging, international bonds returned more than 3%, ahead of the broad U.S. bond market and the broad U.S. and international stock markets.

A combination of strategies helps the fund achieve its objectives
In managing the fund, Vanguard Quantitative Equity Group (QEG) uses several alternative strategies that individually and collectively are expected to have low correlation with traditional capital markets.

Also, the fund’s total return is expected to be less volatile than that of the overall U.S. stock market—and it was during the bumpy half year. The broad U.S. stock market’s monthly returns ranged from a low of about –6% to a high of about 7%, while the fund’s ranged from about –2% to 3%. Statistically, volatility is measured over longer periods, but this simple example illustrates the fund’s smoother ride.

Since the fund’s inception in August 2015, QEG has used five approximately equal-weighted alternative strategies: long/short equity, event-driven equity (which seeks to capitalize on price discrepancies and returns generated by corporate activity such as mergers), foreign currencies (using forward contracts), fixed income relative value, and commodity-linked investments.

Using rules-based strategies and rigorous risk-management techniques, QEG invests only in liquid securities and derivative instruments (such as Treasury futures and forward foreign currency contracts). QEG continually assesses investable opportunities, including additional strategies.

Over the six months, all five strategies—led by long/short equity—added to the fund’s total return.

For more on the fund’s investment strategy and management, please see the Advisor’s Report that follows this letter.

Whether it’s index or active, low costs and talent matter
If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. At Vanguard, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

As an indexing pioneer, in 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of the economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

Talent and experience are also vital regardless of a fund’s management style.

The indexing expertise honed over many decades by our portfolio managers helps our stock and bond index funds meet their objectives of closely tracking their benchmarks.

Our active funds also benefit from world-class managers—both our own experts, such as the team that manages your fund, and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 18, 2016

Advisor’s Report

For the six months ended April 30, 2016, Vanguard Alternative Strategies Fund returned 5.48%. Its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned 2.12%.

Investment objective and strategy
Our objective for this portfolio is to generate returns that have low correlation with the returns of more traditional asset classes such as stocks and bonds. The fund seeks to meet its objective by using a combination of five alternative strategies that span multiple asset classes—namely equity, fixed income, currency, and commodity-linked investments.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets; that should produce a portfolio with lower volatility than the overall U.S. stock market.

The strategies the fund currently employs include:

• Long/short equity: This strategy focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. The strategy seeks to capture a risk-adjusted spread by constructing its positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/ acquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income: This strategy seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily). We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

• Currencies: This strategy seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying currencies of countries with strong fundamental characteristics.

• Commodity-linked investments: This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices in their futures contracts.

We take long positions in commodities whose prices are expected to rise because of limited inventory, and short positions in commodities whose prices are expected to fall.

In addition, the fund can use leverage as it seeks to match the expected risk profile for each strategy to a targeted level equal to that of the recent equity markets.

For example, if the equity market’s average volatility over the last two years was 20% and one of our strategies had an unleveraged volatility of 10% over that period, the strategy’s leverage target would be 2.0 times its equal-weighted notional exposure. This analysis (subject to internal limits to control leverage for each of the strategies and in the fund overall) extends to each strategy where prudent and necessary. The goal is to achieve a similar risk profile across each of the five strategies to maximize diversification and performance.

The investment environment
Global equity market results for the six months were unimpressive, as seen in the –0.86% return of the FTSE All World Index. Stocks struggled in late 2015 and early 2016 but recovered substantially in March and April. Bonds performed better: The broad U.S. taxable bond market returned almost 3%, and international bonds returned almost 9% (before currency hedging).

After raising interest rates in December, the Federal Reserve has been cautious about further increases, citing slowing global economic activity and relatively muted U.S. household spending. U.S. real GDP for the first quarter of 2016 increased at an annual rate of 0.5%, a stark deceleration from the prior quarter’s 1.4%. Declines in corporate investment, federal spending, and net exports notably challenged growth. The unemployment rate stood at 5% in April, unchanged from the start of the half year.

Outside the United States, both developed and emerging-market stocks, bonds, and currencies were quite volatile. Later in the period, they recovered somewhat—especially stocks and currencies, helped by the Fed’s keeping rates low. Crude oil prices also recovered in recent months even though oil-producing nations failed to reach an agreement to curb output when they met in Doha earlier this year.

The fund’s successes and shortfalls
Although it is important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of the performance of the broad stock and bond markets. All five strategies produced positive six-month returns, but the low correlations among them led to varying degrees of contribution to overall performance. More specifically, the long/ short equity and event-driven strategies performed best and our currency strategy performed much more modestly.

In addition to generating positive returns, the fund met its objective of low correlation with the returns of traditional asset classes. Its correlation with the broad U.S. stock market (as measured by the Russell 3000 Index) was –0.05, and its correlation with the broad U.S. bond market (as measured by the Barclays U.S. Aggregate Bond Index) was 0.46.

The fund benefited from a variety of exposures leading to diversification that helped reduce overall volatility during a half year that was noticeably volatile until the last two months. The diversification benefit can be seen in the fund’s annualized daily volatility of returns; it was 6.4% for the six months, less than half that of the broad U.S. stock market (16.7%).

Our approach to portfolio construction paid off during the period in both relative performance and low volatility. We look forward to the second half of the fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of
Equity Research and Portfolio Strategies

Vanguard Quantitative Equity Group

May 20, 2016

Alternative Strategies Fund

Fund Profile
As of April 30, 2016

Fund Characteristics
Ticker Symbol	VASFX
Total Expense Ratio[1]	0.73%
Management Expenses	0.30%
Dividend Expenses on Securities
Sold Short[2]	0.34%
Borrowing Expenses on Securities
Sold Short[2]	0.03%
Other Expenses	0.01%
Turnover Rate (Annualized)	84%
Short-Term Reserves	23.5%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	317	159
Median Market Cap	$6.0B	$6.2B
Price/Earnings Ratio	29.8x	28.1x
Price/Book Ratio	2.5x	1.8x
Return on Equity	12.7%	9.8%
Earnings Growth
Rate	4.5%	13.6%
Foreign Holdings	6.5%	0.0%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	15.0%	8.3%
Consumer Staples	6.3	2.4
Energy	2.5	13.5
Financials	15.3	30.2
Health Care	9.8	14.2
Industrials	14.1	7.8
Information Technology	18.0	13.1
Materials	6.4	9.3
Telecommunication Services	1.8	0.4
Utilities	10.8	0.8

1 The total expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized total expense ratio was 0.75%.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Alternative Strategies Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio

AGL Resources Inc.	Gas Utilities	1.0%
IHS Inc.	Research &
	Consulting Services	0.9
NTELOS Holdings Corp.	Wireless
	Telecommunication
	Services	0.9
First Niagara Financial
Group Inc.	Regional Banks	0.9
Apollo Residential
Mortgage Inc.	Mortgage REITs	0.9
Rofin-Sinar Technologies	Electronic Equipment
Inc.	& Instruments	0.8
Cvent Inc.	Internet Software &
	Services	0.8
Astoria Financial Corp.	Thrifts & Mortgage
	Finance	0.8
RONA Inc.	Home Improvement
	Retail	0.8
Cigna Corp.	Managed Health
	Care	0.8
Top Ten		8.6%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
Markit Ltd.	Specialized Finance	0.9%
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	0.8
Dow Chemical Co.	Diversified
	Chemicals	0.8
BBCN Bancorp Inc.	Regional Banks	0.7
Halliburton Co.	Oil & Gas
	Equipment &
	Services	0.7
KeyCorp	Regional Banks	0.7
Huntington Bancshares
Inc.	Regional Banks	0.6
Aetna Inc.	Managed Health
	Care	0.4
Anthem Inc.	Managed Health
	Care	0.4
Apollo Commercial Real
Estate Finance Inc.	Mortgage REITs	0.4
Top Ten		6.4%

1 The holdings listed exclude any temporary cash investments and equity index products.

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): August 11, 2015, Through April 30, 2016

Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Alternative Strategies Fund	8/11/2015	8.40%

See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund

Consolidated Financial Statements (unaudited)

Consolidated Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (63.6%)
Consumer Discretionary (9.5%)
	RONA Inc.	70,800	1,347
	Cablevision Systems Corp.
	Class A	37,000	1,235
*	Apollo Education Group Inc.	155,600	1,214
*	Tumi Holdings Inc.	44,600	1,190
*	Carmike Cinemas Inc.	37,400	1,122
	Starwood Hotels & Resorts
	Worldwide Inc.	12,500	1,023
*	DreamWorks Animation
	SKG Inc. Class A	25,000	998
*	Kuoni Reisen Holding AG	2,475	968
	Kinugawa Rubber Industrial
	Co. Ltd.	105,000	731
	Thomson Reuters Corp.	4,262	175
	McDonald’s Corp.	1,369	173
	Newell Brands Inc.	3,752	171
	Williams-Sonoma Inc.	2,881	169
	Six Flags Entertainment
	Corp.	2,820	169
	Aramark	5,048	169
	Omnicom Group Inc.	2,024	168
	Home Depot Inc.	1,252	168
	Brinker International Inc.	3,602	167
	Target Corp.	2,094	166
†	Wendy’s Co.	15,168	165
	Dunkin’ Brands Group Inc.	3,536	164
*	Sirius XM Holdings Inc.	41,538	164
	Dollar General Corp.	1,988	163
	Choice Hotels International
	Inc.	3,202	162
†	John Wiley & Sons Inc.
	Class A	3,260	162
†	Lowe’s Cos. Inc.	2,124	161
*,†	NVR Inc.	97	161
	Genuine Parts Co.	1,675	161
†	TJX Cos. Inc.	2,106	160
*,†	AutoZone Inc.	208	159

			Market
			Value•
		Shares	($000)
†	Darden Restaurants Inc.	2,537	158
*,†	O’Reilly Automotive Inc.	597	157
	CST Brands Inc.	4,118	156
	Ross Stores Inc.	2,738	155
	Domino’s Pizza Inc.	1,281	155
	Comcast Corp. Class A	2,530	154
	Service Corp. International	5,743	153
	NIKE Inc. Class B	2,574	152
†	Nordstrom Inc.	2,955	151
†	Starbucks Corp.	2,615	147
*	Bed Bath & Beyond Inc.	3,045	144
	Walt Disney Co.	1,366	141
	VF Corp.	2,130	134
	L Brands Inc.	1,712	134
*	MSG Networks Inc.	7,761	133
	Foot Locker Inc.	2,130	131
	Regal Entertainment Group
	Class A	5,303	111
	Visteon Corp.	1,342	107
			15,878
Consumer Staples (4.0%)
*	Rite Aid Corp.	160,000	1,288
	SABMiller plc	20,700	1,268
	Spectrum Brands
	Holdings Inc.	1,540	175
†	Sysco Corp.	3,765	174
	CVS Health Corp.	1,710	172
	Kellogg Co.	2,230	171
	Campbell Soup Co.	2,741	169
	Coca-Cola Co.	3,761	169
†	Constellation Brands Inc.
	Class A	1,073	167
	Hershey Co.	1,796	167
	Philip Morris International
	Inc.	1,698	167
	Wal-Mart Stores Inc.	2,488	166
	JM Smucker Co.	1,299	165
	Dr Pepper Snapple Group
	Inc.	1,808	164
	General Mills Inc.	2,677	164

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Colgate-Palmolive Co.	2,315	164
	PepsiCo Inc.	1,565	161
†	Church & Dwight Co. Inc.	1,736	161
	McCormick & Co. Inc.	1,712	161
	Reynolds American Inc.	3,235	161
	Altria Group Inc.	2,539	159
	Kimberly-Clark Corp.	1,231	154
	Procter & Gamble Co.	1,909	153
	Clorox Co.	1,201	150
	Costco Wholesale Corp.	997	148
	Hormel Foods Corp.	3,718	143
	Estee Lauder Cos. Inc.
	Class A	1,289	124
†	Pinnacle Foods Inc.	2,232	95
	Brown-Forman Corp. Class B	323	31
			6,711
Energy (1.6%)
	Baker Hughes Inc.	26,000	1,257
	Columbia Pipeline Group Inc.	48,100	1,232
	Exxon Mobil Corp.	1,929	171
			2,660
Financials (9.7%)
	First Niagara Financial Group
	Inc.	136,300	1,439
	Apollo Residential Mortgage
	Inc.	105,100	1,425
	Astoria Financial Corp.	93,000	1,399
	FirstMerit Corp.	57,800	1,281
	Fidelity & Guaranty Life	48,042	1,270
	Wilshire Bancorp Inc.	110,100	1,186
*	Phoenix Cos. Inc.	26,200	970
	Cash America International
	Inc.	7,800	288
†	Lamar Advertising Co.
	Class A	2,861	177
	Empire State Realty Trust Inc.	9,518	176
	Marsh & McLennan Cos. Inc.	2,786	176
	Cincinnati Financial Corp.	2,634	174
	White Mountains Insurance
	Group Ltd.	207	172
	American Homes 4 Rent
	Class A	10,826	171
	MFA Financial Inc.	24,746	171
†	Annaly Capital Management
	Inc.	16,405	171
	Brown & Brown Inc.	4,758	167
	TFS Financial Corp.	9,278	166
	Hanover Insurance Group Inc.	1,936	166
*	Berkshire Hathaway Inc.
	Class B	1,134	165
	Chimera Investment Corp.	11,522	164
†	Two Harbors Investment
	Corp.	20,710	162
	Everest Re Group Ltd.	874	162

			Market
			Value•
		Shares	($000)
	Tanger Factory Outlet
	Centers Inc.	4,583	161
	American Capital Agency
	Corp.	8,747	161
	Validus Holdings Ltd.	3,474	160
	Axis Capital Holdings Ltd.	3,004	160
†	WR Berkley Corp.	2,831	158
†	Starwood Property Trust Inc.	8,175	158
	Chubb Ltd.	1,341	158
	Equity LifeStyle Properties
	Inc.	2,293	157
*	Arch Capital Group Ltd.	2,224	157
	Arthur J Gallagher & Co.	3,395	156
†	American Financial Group Inc.	2,256	156
	Progressive Corp.	4,764	155
	Erie Indemnity Co. Class A	1,643	155
	Morningstar Inc.	1,861	155
	People’s United Financial Inc.	9,908	154
	Post Properties Inc.	2,674	153
	Aspen Insurance Holdings Ltd.	3,303	153
	Travelers Cos. Inc.	1,391	153
	RenaissanceRe Holdings Ltd.	1,377	153
	WP Carey Inc.	2,493	152
	Columbia Property Trust Inc.	6,810	152
	CBOE Holdings Inc.	2,431	151
	Torchmark Corp.	2,577	149
†	ProAssurance Corp.	3,125	149
†	FactSet Research Systems
	Inc.	958	144
	XL Group plc Class A	4,081	133
	American Tower Corporation	1,258	132
	Healthcare Trust of America
	Inc. Class A	3,967	115
	Taubman Centers Inc.	1,467	102
	Piedmont Office Realty Trust
	Inc. Class A	1,588	32
*	Equity Commonwealth	813	23
*	Alleghany Corp.	33	17
			16,222
Health Care (6.3%)
	Cigna Corp.	9,700	1,344
†	Humana Inc.	7,500	1,328
*	Alere Inc.	26,900	1,049
	St. Jude Medical Inc.	4,000	305
*	Boston Scientific Corp.	8,295	182
*	VCA Inc.	2,884	182
	Baxter International Inc.	4,088	181
	CR Bard Inc.	851	180
†	Zimmer Biomet Holdings Inc.	1,555	180
	Thermo Fisher Scientific Inc.	1,204	174
	Eli Lilly & Co.	2,299	174
	Becton Dickinson and Co.	1,071	173
*	Laboratory Corp. of America
	Holdings	1,375	172
	Anthem Inc.	1,221	172

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
†	Merck & Co. Inc.	3,129	172
	Pfizer Inc.	5,174	169
†	Stryker Corp.	1,551	169
	Medtronic plc	2,135	169
*	Henry Schein Inc.	1,000	169
*	VWR Corp.	6,326	168
	Agilent Technologies Inc.	4,110	168
	Quest Diagnostics Inc.	2,210	166
*	DaVita HealthCare Partners
	Inc.	2,224	164
	Patterson Cos. Inc.	3,734	162
*	Varian Medical Systems Inc.	1,991	162
*	Bio-Rad Laboratories Inc.
	Class A	1,139	161
	Teleflex Inc.	1,036	161
	Bio-Techne Corp.	1,729	161
	PerkinElmer Inc.	3,195	161
	DENTSPLY SIRONA Inc.	2,701	161
*	MEDNAX Inc.	2,253	161
	Johnson & Johnson	1,433	161
*	Mettler-Toledo International
	Inc.	447	160
*	Intuitive Surgical Inc.	255	160
*	Waters Corp.	1,222	159
*	Express Scripts Holding Co.	2,061	152
	AmerisourceBergen Corp.
	Class A	1,763	150
	Cardinal Health Inc.	1,911	150
*	Quintiles Transnational
	Holdings Inc.	2,149	148
	Hill-Rom Holdings Inc.	3,059	148
*,†	Cerner Corp.	2,579	145
*	IMS Health Holdings Inc.	5,271	140
	Abbott Laboratories	3,215	125
			10,398
Industrials (9.0%)
*	IHS Inc. Class A	12,500	1,540
*	Virgin America Inc.	23,800	1,325
*	TNT Express NV	141,000	1,280
	ADT Corp.	29,900	1,255
*	PowerSecure International
	Inc.	64,098	1,200
	USG People NV	50,000	998
*	Neptune Orient Lines Ltd.	913,600	872
†	Lockheed Martin Corp.	776	180
	MSC Industrial Direct Co.
	Inc. Class A	2,272	176
	Honeywell International
	Inc.	1,537	176
*	Copart Inc.	4,079	175
	Illinois Tool Works Inc.	1,653	173
	Stanley Black & Decker Inc.	1,543	173
	Danaher Corp.	1,779	172
	United Technologies Corp.	1,643	171
	Equifax Inc.	1,425	171

			Market
			Value•
		Shares	($000)
†	Toro Co.	1,974	171
†	Watsco Inc.	1,261	170
	Waste Connections Inc.	2,516	169
	Republic Services Inc. Class A	3,596	169
†	Waste Management Inc.	2,862	168
	Allegion plc	2,565	168
	JB Hunt Transport Services
	Inc.	2,013	167
	BWX Technologies Inc.	4,991	167
	WW Grainger Inc.	710	167
	3M Co.	992	166
	Cintas Corp.	1,843	165
	United Parcel Service Inc.
	Class B	1,573	165
	KAR Auction Services Inc.	4,393	165
	Expeditors International of
	Washington Inc.	3,326	165
	Rockwell Collins Inc.	1,867	165
	IDEX Corp.	1,970	161
†	General Electric Co.	5,240	161
†	Carlisle Cos. Inc.	1,581	161
	Nielsen Holdings plc	3,082	161
†	Snap-on Inc.	981	156
*,†	TransDigm Group Inc.	682	155
	Roper Technologies Inc.	875	154
	Boeing Co.	1,125	152
	General Dynamics Corp.	1,076	151
*	Verisk Analytics Inc. Class A	1,915	149
	AMETEK Inc.	3,081	148
†	Rollins Inc.	5,506	148
	Deere & Co.	1,683	142
	Hexcel Corp.	3,017	137
	Allison Transmission Holdings
	Inc.	3,532	102
	Gategroup Holding AG	1,403	77
	Landstar System Inc.	1,154	76
*	Stericycle Inc.	306	29
			14,964
Information Technology (11.4%)
*	Rofin-Sinar Technologies
	Inc.	43,648	1,405
*	Cvent Inc.	39,700	1,403
*	Ruckus Wireless Inc.	94,000	1,292
	Ingram Micro Inc.	36,000	1,258
	SanDisk Corp.	16,700	1,255
*	Cascade Microtech Inc.	59,200	1,238
	Lexmark International Inc.
	Class A	32,000	1,235
*	Multi-Fineline Electronix Inc.	51,701	1,189
	KLA-Tencor Corp.	16,600	1,161
*	Wincor Nixdorf AG	18,800	1,029
*	Newport Corp.	44,000	1,012
	Opera Software ASA	117,000	956
*	Fairchild Semiconductor
	International Inc. Class A	46,700	934

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Broadridge Financial
	Solutions Inc.	2,958	177
	Motorola Solutions Inc.	2,319	174
	Harris Corp.	2,126	170
	Paychex Inc.	3,235	169
	International Business
	Machines Corp.	1,152	168
	MasterCard Inc. Class A	1,695	164
*,†	Fiserv Inc.	1,677	164
*	Genpact Ltd.	5,864	164
†	Jack Henry & Associates Inc.	2,016	163
	Amdocs Ltd.	2,887	163
	Amphenol Corp. Class A	2,897	162
	Accenture plc Class A	1,422	161
†	Automatic Data Processing
	Inc.	1,811	160
	Visa Inc. Class A	2,036	157
*	Gartner Inc.	1,797	157
	FLIR Systems Inc.	5,174	156
*,†	ANSYS Inc.	1,718	156
	CA Inc.	5,082	151
*,†	Synopsys Inc.	3,168	150
†	Fidelity National Information
	Services Inc.	2,186	144
	Apple Inc.	1,519	142
	Symantec Corp.	8,064	134
	Avnet Inc.	1,889	78
	National Instruments Corp.	2,797	77
			19,028
Materials (4.1%)
	Airgas Inc.	9,400	1,339
	Valspar Corp.	12,400	1,323
	EI du Pont de Nemours &
	Co.	20,000	1,318
*	Crown Holdings Inc.	3,338	177
	Monsanto Co.	1,887	177
	RPM International Inc.	3,472	176
†	Sherwin-Williams Co.	598	172
†	NewMarket Corp.	419	170
	International Flavors &
	Fragrances Inc.	1,420	170
†	Compass Minerals
	International Inc.	2,263	170
	Ball Corp.	2,339	167
	Sonoco Products Co.	3,546	166
†	Ashland Inc.	1,484	166
	Bemis Co. Inc.	3,257	163
	Praxair Inc.	1,391	163
*	WR Grace & Co.	2,115	162
	AptarGroup Inc.	2,131	162
	Ecolab Inc.	1,397	161
	Scotts Miracle-Gro Co.
	Class A	2,252	159
†	Silgan Holdings Inc.	2,984	151
			6,812

			Market
			Value•
		Shares	($000)
Other (0.0%)
*	Dyax Corp CVR Exp.
	12/31/2019	28,700	32

Telecommunication Services (1.1%)
*,†	NTELOS Holdings Corp.	164,300	1,520
	AT&T Inc.	4,509	175
	Verizon Communications
	Inc.	3,272	166
			1,861
Utilities (6.9%)
	AGL Resources Inc.	24,700	1,627
	Questar Corp.	52,000	1,304
	TECO Energy Inc.	45,500	1,264
	Empire District Electric Co.	36,508	1,229
	Piedmont Natural Gas Co.
	Inc.	18,600	1,112
	Capstone Infrastructure
	Corp.	284,000	1,107
†	American Water Works
	Co. Inc.	2,533	184
†	DTE Energy Co.	1,996	178
†	Edison International	2,497	177
†	Atmos Energy Corp.	2,429	176
†	Great Plains Energy Inc.	5,567	174
†	Alliant Energy Corp.	2,430	171
†	Vectren Corp.	3,501	171
	Duke Energy Corp.	2,152	170
	Pinnacle West Capital Corp.	2,316	168
†	Ameren Corp.	3,500	168
	Consolidated Edison Inc.	2,239	167
	Xcel Energy Inc.	4,167	167
†	Eversource Energy	2,925	165
†	American Electric Power
	Co. Inc.	2,591	164
†	SCANA Corp.	2,393	164
†	Aqua America Inc.	5,158	163
†	PG&E Corp.	2,801	163
†	Sempra Energy	1,575	163
†	NextEra Energy Inc.	1,382	162
	Southern Co.	3,209	161
†	Entergy Corp.	2,138	161
†	Westar Energy Inc. Class A	3,054	158
	Dominion Resources Inc.	2,047	146
			11,484
Total Common Stocks—
Long Positions (Cost $103,403)			106,050
Common Stocks Sold Short (-20.8%)
Consumer Discretionary (-1.7%)
	Aaron’s Inc.	(6,629)	(174)
*	Kate Spade & Co.	(6,651)	(171)
*	MGM Resorts International	(7,755)	(165)
*	TopBuild Corp.	(5,282)	(165)
	Gannett Co. Inc.	(9,420)	(159)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Netflix Inc.	(1,762)	(159)
*	Skechers U.S.A. Inc. Class A	(4,748)	(157)
	Clear Channel Outdoor
	Holdings Inc. Class A	(30,647)	(157)
	Tribune Media Co. Class A	(4,025)	(155)
*	TripAdvisor Inc.	(2,375)	(153)
*	Michael Kors Holdings Ltd.	(2,954)	(153)
	Las Vegas Sands Corp.	(3,338)	(151)
*	Urban Outfitters Inc.	(4,939)	(150)
	Harman International
	Industries Inc.	(1,907)	(146)
	TEGNA Inc.	(6,226)	(145)
	Expedia Inc.	(1,222)	(141)
	Royal Caribbean Cruises Ltd.	(1,717)	(133)
*	Groupon Inc. Class A	(35,647)	(129)
	GNC Holdings Inc. Class A	(4,926)	(120)
			(2,883)
Consumer Staples (-0.5%)
	Avon Products Inc.	(36,285)	(171)
	Energizer Holdings Inc.	(3,929)	(171)
*	WhiteWave Foods Co.
	Class A	(4,028)	(162)
*	Sprouts Farmers Market Inc.	(5,611)	(157)
	Whole Foods Market Inc.	(4,769)	(139)
*	Monster Beverage Corp.	(322)	(46)
			(846)
Energy (-2.8%)
	Halliburton Co.	(29,120)	(1,203)
	QEP Resources Inc.	(11,310)	(203)
	Murphy Oil Corp.	(5,641)	(202)
	Superior Energy Services
	Inc.	(11,699)	(197)
	Anadarko Petroleum Corp.	(3,565)	(188)
	Rowan Cos. plc Class A	(9,996)	(188)
*	Rice Energy Inc.	(10,747)	(186)
	Devon Energy Corp.	(5,258)	(182)
*	Kosmos Energy Ltd.	(28,101)	(182)
	Marathon Oil Corp.	(12,872)	(181)
	Patterson-UTI Energy Inc.	(9,165)	(181)
*	Continental Resources Inc.	(4,843)	(180)
*	Newfield Exploration Co.	(4,787)	(173)
	Ensco plc Class A	(13,841)	(166)
	Nabors Industries Ltd.	(16,687)	(164)
	Apache Corp.	(2,988)	(163)
	ONEOK Inc.	(4,495)	(162)
*	Gulfport Energy Corp.	(4,604)	(144)
*	WPX Energy Inc.	(14,458)	(140)
*	Cobalt International Energy
	Inc.	(41,378)	(134)
*	Memorial Resource
	Development Corp.	(8,941)	(117)
	PBF Energy Inc. Class A	(1,730)	(56)
			(4,692)

			Market
			Value•
		Shares	($000)
Financials (-6.3%)
*	Markit Ltd.	(44,457)	(1,551)
	New York Community
	Bancorp Inc.	(93,000)	(1,398)
	BBCN Bancorp Inc.	(77,444)	(1,210)
	KeyCorp	(92,684)	(1,139)
	Huntington Bancshares Inc.	(99,416)	(1,000)
	Apollo Commercial Real
	Estate Finance Inc.	(43,826)	(698)
	First Cash Financial
	Services Inc.	(6,552)	(300)
*	Genworth Financial Inc.
	Class A	(57,827)	(198)
*	OneMain Holdings Inc.
	Class A	(5,588)	(178)
	Navient Corp.	(12,877)	(176)
	NorthStar Asset
	Management Group Inc.	(13,863)	(173)
	Communications Sales &
	Leasing Inc.	(7,313)	(170)
*	Affiliated Managers Group
	Inc.	(993)	(169)
	Interactive Brokers Group
	Inc.	(4,442)	(169)
*	E*TRADE Financial Corp.	(6,443)	(162)
	Charles Schwab Corp.	(5,665)	(161)
	Lazard Ltd. Class A	(4,419)	(159)
*	SVB Financial Group	(1,519)	(159)
	Assured Guaranty Ltd.	(6,056)	(157)
	Popular Inc.	(5,253)	(156)
	Morgan Stanley	(5,704)	(154)
	Invesco Ltd.	(4,952)	(154)
*	Santander Consumer USA
	Holdings Inc.	(10,185)	(134)
	Lincoln National Corp.	(3,069)	(133)
	Waddell & Reed Financial
	Inc. Class A	(6,066)	(123)
*	Howard Hughes Corp.	(1,173)	(123)
	TD Ameritrade Holding Corp.	(4,111)	(123)
	Four Corners Property
	Trust Inc.	(922)	(16)
			(10,443)
Health Care (-3.0%)
	Aetna Inc.	(6,281)	(705)
	Anthem Inc.	(4,997)	(704)
*	Medivation Inc.	(3,346)	(193)
*	IDEXX Laboratories Inc.	(2,098)	(177)
*	Alnylam Pharmaceuticals Inc.	(2,484)	(167)
*	Celgene Corp.	(1,601)	(166)
*	Tenet Healthcare Corp.	(5,218)	(165)
*	Alkermes plc	(4,132)	(164)
*	Biogen Inc.	(596)	(164)
*	Veeva Systems Inc. Class A	(5,791)	(159)
*	Vertex Pharmaceuticals Inc.	(1,854)	(156)
*	BioMarin Pharmaceutical Inc.	(1,821)	(154)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Incyte Corp.	(2,130)	(154)
*	Ionis Pharmaceuticals Inc.	(3,757)	(154)
*	Community Health Systems
	Inc.	(8,025)	(153)
*	Mallinckrodt plc	(2,426)	(152)
*	Seattle Genetics Inc.	(4,218)	(150)
*	Akorn Inc.	(5,814)	(148)
*	Alexion Pharmaceuticals Inc.	(1,011)	(141)
	Abbott Laboratories	(3,483)	(136)
*	Mylan NV	(3,244)	(135)
*	Bluebird Bio Inc.	(2,855)	(127)
*	Regeneron Pharmaceuticals
	Inc.	(330)	(124)
*	DexCom Inc.	(1,886)	(121)
*	United Therapeutics Corp.	(981)	(103)
*	Endo International plc	(2,702)	(73)
			(4,945)
Industrials (-1.6%)
	Oshkosh Corp.	(3,995)	(195)
*	Colfax Corp.	(5,433)	(176)
*	AECOM	(5,298)	(172)
*	United Rentals Inc.	(2,556)	(171)
*	Genesee & Wyoming Inc.
	Class A	(2,590)	(169)
*	Quanta Services Inc.	(7,109)	(169)
	Southwest Airlines Co.	(3,735)	(167)
*	Hertz Global Holdings Inc.	(16,105)	(149)
	Trinity Industries Inc.	(7,593)	(148)
*	Spirit Airlines Inc.	(3,212)	(141)
*	Avis Budget Group Inc.	(5,518)	(139)
*	USG Corp.	(5,086)	(137)
	KBR Inc.	(8,576)	(133)
	Alaska Air Group Inc.	(1,828)	(129)
*	United Continental Holdings
	Inc.	(2,792)	(128)
	Triumph Group Inc.	(3,534)	(128)
	American Airlines Group Inc.	(3,662)	(127)
*	JetBlue Airways Corp.	(5,865)	(116)
*	SPX FLOW Inc.	(570)	(17)
			(2,711)
Information Technology (-2.7%)
	Brocade Communications
	Systems Inc.	(70,500)	(678)
	Lam Research Corp.	(8,116)	(620)
*	FormFactor Inc.	(38,681)	(298)
	Diebold Inc.	(8,159)	(214)
*	Splunk Inc.	(3,258)	(169)
*	ON Semiconductor Corp.	(17,656)	(167)
	Western Digital Corp.	(3,986)	(163)
	Broadcom Ltd.	(1,111)	(162)
*	Zebra Technologies Corp.	(2,539)	(159)
*	Rackspace Hosting Inc.	(6,865)	(157)
*	CommScope Holding Co. Inc.	(5,122)	(156)
*	Qorvo Inc.	(3,430)	(154)

			Market
			Value•
		Shares	($000)
*	NCR Corp.	(5,269)	(153)
*	Zynga Inc. Class A	(62,704)	(149)
*	Micron Technology Inc.	(13,869)	(149)
	Cognex Corp.	(3,933)	(140)
	Cypress Semiconductor
	Corp.	(14,917)	(135)
*	Twitter Inc.	(8,896)	(130)
*	First Solar Inc.	(2,240)	(125)
*	ARRIS International plc	(5,276)	(120)
*	Yelp Inc. Class A	(5,666)	(119)
*	Tableau Software Inc.
	Class A	(2,103)	(109)
*	LinkedIn Corp. Class A	(655)	(82)
*	PayPal Holdings Inc.	(919)	(36)
			(4,544)
Materials (-1.9%)
	Dow Chemical Co.	(25,640)	(1,349)
	Newmont Mining Corp.	(5,542)	(194)
	Royal Gold Inc.	(3,081)	(193)
	Huntsman Corp.	(11,784)	(185)
	Steel Dynamics Inc.	(7,241)	(183)
	Albemarle Corp.	(2,578)	(171)
	Chemours Co.	(18,565)	(169)
	Eagle Materials Inc.	(2,213)	(164)
	Westlake Chemical Corp.	(3,255)	(163)
	Mosaic Co.	(5,481)	(153)
	Allegheny Technologies Inc.	(9,282)	(152)
	CF Industries Holdings Inc.	(4,552)	(150)
			(3,226)
Telecommunication Services (-0.1%)
	Frontier Communications
	Corp.	(27,660)	(154)

Utilities (-0.2%)
	NRG Energy Inc.	(12,634)	(191)
	MDU Resources Group Inc.	(3,991)	(80)
			(271)
Total Common Stocks Sold Short
(Proceeds $36,607)			(34,715)
Temporary Cash Investments (23.0%)
Money Market Fund (17.7%)
1	Vanguard Market
	Liquidity Fund,
	0.495%	29,517,757	29,518

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (5.3%)
[2,3,4] Federal Home Loan
	Bank Discount Notes,
	0.411%, 6/2/16	2,900	2,899

Alternative Strategies Fund

		Face	Market
		Amount	Value•
		($000)	($000)
[2,3,4] Federal Home Loan
	Bank Discount Notes,
	0.352%, 7/6/16	2,000	1,999
2	Federal Home Loan
	Bank Discount Notes,
	0.431%, 10/3/16	600	599
	United States Treasury
	Bill, 0.536%, 6/9/16	1,000	1,000
[3,4]	United States Treasury
	Bill, 0.428%, 8/4/16	300	300
[3,4]	United States Treasury
	Note/Bond, 0.375%,
	5/31/16	1,047	1,047
[3,4]	United States Treasury
	Note/Bond, 3.250%,
	5/31/16	1,000	1,002
			8,846
Total Temporary Cash Investments
(Cost $38,363)			38,364
† Other Assets and Liabilities—Net (34.2%)			57,092
Net Assets (100%)
Applicable to 7,851,999 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			166,791
Net Asset Value Per Share			$21.24

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	114,896
Affiliated Vanguard Funds	29,518
Total Long Positions	144,414
†Cash Segregated for Short Positions	54,123
Receivables for Investment Securities Sold	2,679
Receivables for Accrued Income	63
Investment in Vanguard	15
Other Assets	4,616
Total Assets	205,910
Liabilities
Securities Sold Short, at Value	34,715
Payables for Investment Securities
Purchased	2,984
Payables to Vanguard	70
Other Liabilities	1,350
Total Liabilities	39,119
Net Assets	166,791

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	157,288
Overdistributed Net Investment Income	(263)
Accumulated Net Realized Gains	6,758
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	2,648
Investment Securities Sold Short	1,892
Futures Contracts	(2,464)
Forward Currency Contracts	932
Net Assets	166,791

• See Note A in Notes to Consolidated Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $12,022,000 and cash of $54,123,000 are held in segregated accounts at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
4 Securities with a value of $6,900,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	942
Interest[2]	75
Total Income	1,017
Expenses
The Vanguard Group—Note B
Investment Advisory Services	76
Management and Administrative	154
Marketing and Distribution	16
Custodian Fees	31
Auditing Fees	3
Trustees’ Fees and Expenses	12
Dividend Expense on Securities Sold Short	303
Borrowing Expense on Securities Sold Short	6
Total Expenses	601
Net Investment Income (Loss)	416
Realized Net Gain (Loss)
Investment Securities —Long Positions	240
Investment Securities Sold Short	3,017
Futures Contracts	5,671
Foreign Currencies and Forward Currency Contracts	285
Realized Net Gain (Loss)	9,213
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	2,256
Investment Securities Sold Short	(311)
Futures Contracts	(3,279)
Foreign Currencies and Forward Currency Contracts	164
Change in Unrealized Appreciation (Depreciation)	(1,170)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,459
1 Dividends are net of foreign withholding taxes of $1,000.
2 Interest income from an affiliated company of the fund was $59,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Six Months	August 11,
	Ended	2015[1] to
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	416	32
Realized Net Gain (Loss)	9,213	(2,420)
Change in Unrealized Appreciation (Depreciation)	(1,170)	4,178
Net Increase (Decrease) in Net Assets Resulting from Operations	8,459	1,790
Distributions
Net Investment Income	(746)	—
Realized Capital Gain	—	—
Total Distributions	(746)	—
Capital Share Transactions
Issued	12,041	162,002
Issued in Lieu of Cash Distributions	746	—
Redeemed	(12,500)	(5,001)
Net Increase (Decrease) from Capital Share Transactions	287	157,001
Total Increase (Decrease)	8,000	158,791
Net Assets
Beginning of Period	158,791	—
End of Period[2]	166,791	158,791
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($263,000) and $45,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Financial Highlights

	Six Months	Aug. 11,
	Ended	2015[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	. 053	. 004
Net Realized and Unrealized Gain (Loss) on Investments	1.052	.226
Total from Investment Operations	1.105	.230
Distributions
Dividends from Net Investment Income	(.095)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 095)	—
Net Asset Value, End of Period	$21.24	$20.23

Total Return[2]	5.48%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$167	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[3]	0.75%	0.73% [4]
Net of Dividend and Borrowing Expense on Securities Sold Short	0.36%	0.36%[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%	0.09%[4]
Portfolio Turnover Rate	84%	25%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 2016 dividend and borrowing expense on securities sold short of 0.38% and 0.01%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 0.34% and 0.03%, respectively.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of April 30, 2016, the fund held $9,479,000 in the subsidiary, representing 6% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	10,227
Total Liabilities	(748)
Net Assets	9,479
Net Investment Income (Loss)	(28)
Realized Net Gain (Loss)	4,505
Change in Unrealized Appreciation (Depreciation)	(3,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,367

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the

Alternative Strategies Fund

securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The primary risk associated with the use of commodity futures contracts is the chance the fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses. The fund also uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 106% and 19% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of

Alternative Strategies Fund

Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended April 30, 2016, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2015, and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Alternative Strategies Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $15,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	97,839	8,179	32
Common Stocks Sold Short	(34,715)	—	—
Temporary Cash Investments	29,518	8,846	—
Futures Contracts—Assets[1]	406	—	—
Futures Contracts—Liabilities[1]	(741)	—	—
Forward Currency Contracts—Assets	—	1,542	—
Forward Currency Contracts—Liabilities	—	(610)	—
Total	92,307	17,957	32
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2016, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

			Foreign
	Commodity	Interest Rate	Exchange
Statement of Assets	Contracts	Contracts	Contracts	Total
and Liabilities Caption	($000)	($000)	($000)	($000)
Other Assets	341	65	1,542	1,948
Other Liabilities	(741)	—	(610)	(1,351)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2016, were:

			Foreign
	Commodity	Interest Rate	Exchange
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	4,505	1,166	—	5,671
Forward Currency Contracts	—	—	263	263
Realized Net Gain (Loss) on Derivatives	4,505	1,166	263	5,934

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(3,110)	(169)	—	(3,279)
Forward Currency Contracts	—	—	170	170
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(3,110)	(169)	170	(3,109)

Alternative Strategies Fund

At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	June 2016	496	108,438	(110)
5-Year U.S. Treasury Note	June 2016	212	25,634	(52)
10-Year U.S. Treasury Note	June 2016	127	16,518	(83)
Sugar #11[1]	June 2016	(232)	(4,241)	(433)
LME Nickel[1]	June 2016	74	4,186	269
Low Sulphur Gas Oil[1]	June 2016	(101)	(4,181)	(489)
Cocoa[1]	July 2016	129	4,171	232
LME Lead[1]	June 2016	92	4,150	210
Lean Hogs[1]	June 2016	(126)	(4,118)	(225)
WTI Crude Oil[1]	June 2016	(88)	(4,109)	(379)
Cotton No. 2[1]	July 2016	128	4,081	286
LME Tin[1]	June 2016	47	4,055	4
LME Copper[1]	June 2016	32	4,046	210
NY Harbor ULSD[1]	May 2016	(69)	(4,017)	(460)
RBOB Gasoline[1]	May 2016	(59)	(3,976)	(309)
KC Hard Red Winter Wheat[1]	July 2016	(165)	(3,948)	(108)
Natural Gas[1]	May 2016	(181)	(3,942)	(293)
Feeder Cattle[1]	May 2016	55	3,862	(289)
Live Cattle[1]	June 2016	81	3,724	(445)
				(2,464)
1 Security is owned by the subsidiary.

Unrealized appreciation (depreciation) on open futures contracts, except LME Nickel, LME Lead, LME

Tin, and LME Copper contracts, is required to be treated as realized gain (loss) for tax purposes.

Alternative Strategies Fund

At April 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	5/6/16	NOK	174,328	USD	21,034	616
Bank of America, N.A.	5/6/16	AUD	27,541	USD	21,012	(76)
Bank of America, N.A.	5/6/16	CAD	27,226	USD	20,795	905
Bank of America, N.A.	5/6/16	HKD	5,105	USD	658	—
Bank of America, N.A.	5/6/16	USD	24,840	EUR	21,807	(135)
Bank of America, N.A.	5/6/16	USD	21,309	SEK	172,648	(195)
Bank of America, N.A.	5/6/16	USD	20,900	CHF	20,025	20
Bank of America, N.A.	5/6/16	USD	2,348	CAD	3,076	(104)
Bank of America, N.A.	5/6/16	USD	1,513	CHF	1,459	(9)
Bank of America, N.A.	5/6/16	USD	1,249	GBP	878	(33)
Bank of America, N.A.	5/6/16	USD	929	NOK	7,710	(29)
Bank of America, N.A.	5/9/16	USD	731	JPY	80,430	(25)
Bank of America, N.A.	5/6/16	USD	714	SGD	966	(4)
Bank of America, N.A.	5/6/16	USD	658	HKD	5,105	—
Bank of America, N.A.	5/6/16	USD	149	SGD	199	1
						932
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
NOK—Norwegian krone.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.

At April 30, 2016, the counterparty had deposited in segregated accounts securities with a value of $1,299,000 in connection with amounts due to the fund for open forward currency contracts.

Alternative Strategies Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount		and Liabilities	Exposure [3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to
Offsetting Arrangements,
by Counterparty
Bank of America, N.A.	1,542	(610)	932	—	1,299	—
Exchange—Traded Futures
Contracts	65	—	65	—	—	65
Exchange—Traded Commodity
Futures Contracts	341	(741)	(400)	6,900	—	—
Total	1,948	(1,351)	597	6,900	1,299	65
1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Assets and Liabilities.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open futures and forwards contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2016, the fund realized net foreign currency gains of $22,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2015, the fund had available capital losses totaling $838,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Alternative Strategies Fund

At April 30, 2016, the cost of long security positions for tax purposes was $141,779,000. Net unrealized appreciation of long security positions for tax purposes was $2,635,000, consisting of unrealized gains of $4,624,000 on securities that had risen in value since their purchase and $1,989,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized appreciation on securities sold short was $1,892,000, consisting of unrealized gains of $3,803,000 on securities that had fallen in value since their purchase and $1,911,000 in unrealized losses on securities that had risen in value since their sale.

F. During the six months ended April 30, 2016, the fund purchased $70,878,000 of investment securities and sold $49,624,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $28,912,000 and $28,224,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	August 11, 2015[1] to
	April 30, 2016	October 31, 2015
	Shares	Shares
	(000)	(000)
Issued	559	8,100
Issued in Lieu of Cash Distributions	36	—
Redeemed	(592)	(251)
Net Increase (Decrease) in Shares Outstanding	3	7,849
1 Inception.

At April 30, 2016, Vanguard Managed Payout Fund was the record or beneficial owner of 93% of the fund’s net assets.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,054.78	$3.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.13	3.77
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.75%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Alternative Strategies Fund has renewed the fund’s advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided since the fund’s inception in 2015 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12982 062016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits. (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2016

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.